                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          First Albany Companies Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                          FIRST ALBANY COMPANIES INC.

                                                                  March 28, 2003

Dear Shareholder:

The 2003 Annual Meeting of Shareholders of First Albany Companies Inc. will be held at the offices of the Company at 30 South Pearl Street, Albany, New York on Tuesday, April 29, 2003, at 10:00 A.M. (EDT).

The enclosed material includes the Notice of Annual Meeting and Proxy Statement that describes the business to be transacted at the meeting. We ask that you give it your careful attention.

As in the past, we will be reporting on your Company's activities and you will have an opportunity to ask questions about its operations.

We hope that you are planning to attend the Annual Meeting personally and we look forward to seeing you. Whether or not you are able to attend in person, it is important that your shares be represented at the Annual Meeting. Accordingly, the return of the enclosed Proxy as soon as possible will be appreciated and will ensure that your shares are represented at the Annual Meeting. In addition to using the traditional proxy card, most shareholders also have the choice of voting over the Internet or by telephone. Over 90% of the outstanding shares were represented at last year's Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your Proxy should you wish to vote in person.

On behalf of the Board of Directors and management of First Albany Companies Inc., I would like to thank you for your continued support and confidence.

                                             Sincerely yours,


                                             /S/ George C. McNamee
                                             George C. McNamee
                                             Chairman of the Board

                          FIRST ALBANY COMPANIES INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 APRIL 29, 2003

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Albany Companies Inc. (the "Company") will be held at the offices of the Company, 30 South Pearl Street, Albany, New York, on Tuesday, April 29, 2003 at 10:00 a.m. (EDT), for the following purposes:

     (1) To elect three directors whose terms will expire at the 2006 Annual Meeting of Shareholders and one director whose term will expire at the 2005 Annual Meeting of Shareholders;

     (2) To consider and act upon a proposal to approve the adoption of the Second Amendment to the First Albany Companies Inc. 1999 Long-Term Incentive Plan to increase the number of shares available for issuance;

     (3) To consider and act upon a proposal to approve the adoption of the Senior Management Bonus Plan;

     (4) To consider and act upon a proposal to approve the adoption of the 2003 Directors' Stock Plan; and

     (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Holders of common stock of record as of the close of business on March 17, 2003, are entitled to receive notice of and vote at the Annual Meeting of Shareholders. A list of such shareholders may be examined at the offices of the Company during regular business hours for ten full days prior to the Annual Meeting as well as at the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting. For that reason we ask that you promptly sign, date, and mail the enclosed Proxy card in the return envelope provided. You may also have the option of voting over the Internet or by telephone. Please refer to your proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person.

                                             By Order of the Board of Directors


                                             /S/ Stephen P. Wink
                                             Stephen P. Wink
                                             Secretary

Albany, New York
March 28, 2003

                           FIRST ALBANY COMPANIES INC.
                              30 SOUTH PEARL STREET
                             ALBANY, NEW YORK 12207

                                  ------------

                                 PROXY STATEMENT

                                  ------------

                         ANNUAL MEETING OF SHAREHOLDERS

                         ------------------------------

                                 APRIL 29, 2003

     This Proxy Statement is being furnished to the Shareholders of First Albany Companies Inc., a New York corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies for use at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, 30 South Pearl Street, Albany, New York, on Tuesday, April 29, 2003 at 10:00 A.M. (EDT), and any postponements or adjournments thereof (the "Meeting"). The mailing address of the principal executive office of the Company is 30 South Pearl Street, Albany, New York 12207 and its telephone number is (518) 447-8500.

     At the Meeting, the Shareholders of the Company will be asked (i) to elect three directors of the Company whose terms will expire at the 2006 Annual Meeting of Shareholders and one director whose term will expire at the 2005 Annual Meeting of Shareholders, (ii) to consider and act upon a proposal to adopt the Second Amendment to the First Albany Companies Inc. 1999 Long-Term Incentive Plan, (iii) to consider and act upon a proposal to approve the adoption of the Senior Management Bonus Plan and (iv) to consider and act upon a proposal to approve the adoption of the 2003 Directors' Stock Plan.

                               PROXY SOLICITATION

     This Proxy Statement and the enclosed form of proxy are expected to be mailed on or about March 28, 2003. All expenses of the Company in connection with this solicitation of proxies will be borne by the Company. Proxies may be solicited by directors, officers and other employees of the Company in person or by mail, telephone, facsimile or e-mail, without additional compensation. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials but these individuals will receive no additional compensation for these solicitation services.

                      VOTING BY MAIL, INTERNET OR TELEPHONE

     Shareholders who cannot attend the Annual Meeting in person can be represented by proxy. Most shareholders have a choice of voting over the Internet, using a toll-free telephone number or completing the proxy card in the form enclosed and mailing it in the envelope provided. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you.

     A proxy may be revoked at any time before it is exercised by giving notice of revocation to the Secretary of the Company, by executing a later-dated proxy (including an Internet or telephone vote) or by attending and voting in person at the Meeting. The execution of a proxy will not affect a shareholder's right to attend the Meeting and vote in person, but attendance at the Meeting will not, by itself, revoke a proxy. Proxies properly completed and received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting.

                 MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

     In accordance with a notice sent to eligible shareholders who share a single address, we are sending only one annual report and proxy statement to that address unless we received instructions to the contrary from any shareholder at that address. This practice, known as "householding," is designed to reduce the Company's printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate annual report or proxy statement in the future, he or she may contact our transfer agent, American Stock Transfer, at (212) 936-5100 or write to American Stock Transfer, 59 Maiden Lane, New York, New York 10038, Attention: Shareholder Services Department. If you are an eligible shareowner of record receiving multiple copies of our annual report and proxy statement, you can request householding by contacting us in the same manner. If you own your shares through a bank, broker or other nominee, you can request householding by contacting the nominee.

                         VOTING, RECORD DATE AND QUORUM

     Proxies will be voted as specified or, if no direction is indicated on a proxy, will be voted (i) "FOR" the election of the four persons named under the caption "Election of Directors"; (ii) "FOR" the adoption of the Second Amendment to the First Albany Companies Inc. 1999 Long-Term Incentive Plan; (iii) "FOR" the adoption of the Senior Management Bonus Plan; and (iv) "FOR" the adoption of the 2003 Directors' Stock Plan.

     The persons named in the proxy also may vote in favor of a proposal to adjourn the Meeting to a subsequent date or dates without further notice in order to solicit and obtain sufficient votes to approve the matters being considered at the Meeting. If a proxy is returned which specifies a vote against a proposal, such discretionary authority will not be used to adjourn the Meeting in order to solicit additional votes in favor of such proposal. As to any other matter or business which may be brought before the Meeting including any adjournment(s) or postponement(s) thereof, a vote may be cast pursuant to the proxy in accordance with the judgment of the person or persons voting the same, but the Board does not know of any such other matter or business.

     The close of business on March 17, 2003 has been fixed as the record date for the determination of Shareholders entitled to vote at the Meeting. 10,470,978 shares of common stock were outstanding as of the record date. Each Shareholder will be entitled to cast one vote, in person or by proxy, for each share of common stock held. The presence, in person or by proxy, of the holders of at least a majority of the shares of common stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Abstentions, broker non-votes and votes to "withhold authority" are counted in determining whether a quorum has been reached on a particular matter.

     The affirmative vote of the holders of a plurality of the shares of common stock cast at the Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the approval of (i) the Second Amendment to the First Albany Companies Inc. 1999 Long-Term Incentive Plan, (ii) the Senior Management Bonus Plan and (iii) the 2003 Directors' Stock Plan. Accordingly, abstentions, broker non-votes and votes against will have no effect on the items to be voted on at the Meeting.

     THE BOARD RECOMMENDS (I) THE ELECTION OF THE FOUR PERSONS NAMED AS NOMINEES UNDER "ELECTION OF DIRECTORS," (II) THE APPROVAL OF THE ADOPTION OF THE SECOND AMENDMENT TO THE FIRST ALBANY COMPANIES INC. 1999 LONG-TERM INCENTIVE PLAN,
(III) THE APPROVAL OF THE ADOPTION OF THE SENIOR MANAGEMENT BONUS PLAN, AND (IV) THE APPROVAL OF THE ADOPTION OF THE 2003 DIRECTORS' STOCK PLAN.

               STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

     The following table sets forth information concerning the beneficial ownership of common stock of the Company as of March 17, 2003, by (i) persons owning more than 5% of the common stock, (ii) each director of the Company and the executive officers included in the Summary Compensation Table and (iii) all directors and executive officers the Company as a group. An asterisk in the percentage column indicates that a person or group beneficially owns less than 1% of the outstanding shares.

                                                      Shares Beneficially Owned(1)
                                                      ----------------------------

Name                                                   Number              Percent
----------------------------------------------------------------------------------
George C. McNamee(2,3)                                1,783,105             16.63%
Alan P. Goldberg(2,4)                                 1,437,049             13.35%
Hugh A. Johnson, Jr.(2)                                 400,553              3.76%
Walter Fiederowicz(5)                                    15,184                *
Daniel V. McNamee III(6)                                156,663              1.50%
Charles L. Schwager                                      34,979                *
Steven R. Jenkins(2,7)                                  111,029              1.05%
Stephen P. Wink(2)                                       91,753                *
Shannon P. O'Brien                                            0                *
                                                      ---------             -----
All directors and executive officers as a group       4,030,315             35.45%
(9 persons)(2)

----------

1. Except as noted in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

2. Includes shares of Common Stock that may be acquired within 60 days of March 17, 2003, through the exercise of stock options as follows: Mr. G.
     McNamee: 245,112; Mr. Goldberg: 283,099; Mr. Johnson: 189,491; Mr. Jenkins:
     69,196; Mr. Wink: 79,699; and all directors and executive officers as a group: 866,597. Also includes the number of phantom stock units held under the Deferred Compensation Plan for Key Employees as follows: Mr. G.
     McNamee: 3,939; Mr. Goldberg: 14,418; Mr. Johnson: 1,972; Mr. Jenkins:
     11,539; and all directors and executive officers as a group: 31,868.

3. Includes 13,399 shares that Mr. McNamee owns jointly with his spouse. Also includes 22,254 shares owned by Mr. McNamee as custodian for his minor children.

4. Includes 99,539 shares held by a charitable trust; Mr. Goldberg disclaims beneficial ownership of such shares.

5. Includes 10,328 shares owned by Mr. Fiederowicz's spouse; Mr. Fiederowicz disclaims beneficial ownership of such shares.

6. Includes 607 shares owned by Mr. McNamee's spouse; Mr. McNamee disclaims beneficial ownership of such shares.

7. Includes 25,000 restricted shares of Common Stock over which Mr. Jenkins has no dispositive power.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The Bylaws of the Company currently provide that the Board shall consist of seven directors elected in three classes. Three directors will be elected at the Meeting to serve for a three-year term expiring at the Annual Meeting of Shareholders in 2006, and one director will be elected at the Meeting to serve for a two-year term expiring at the Annual Meeting of Shareholders in 2005. The Board has nominated Hugh A. Johnson, Jr., Nicholas A. Gravante, Jr. and Dale Kutnick as directors whose terms will expire in 2006 and Shannon P. O'Brien as a director whose term will expire in 2005. The Board recommends that shareholders vote FOR the election of these nominees.

     If the enclosed proxy card is duly executed and received in time for the Meeting, and if no contrary specification is made as provided therein, it will be voted in favor of the election of persons nominated as directors by the Board.

     Each of the nominees has consented to serve as a director if elected. Should any nominee for director become unable or unwilling to accept election, proxies will be voted for a nominee selected by the Board, or the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve if elected to office. Any vacancy occurring during the term of office of any director may be filled by the remaining directors for a term expiring at the next meeting of Shareholders at which the election of directors is in the regular order of business. Two of the nominees, Hugh A. Johnson, Jr., and Shannon O'Brien, are presently directors of the Company. The terms of Daniel V. McNamee III and Charles L. Schwager as directors expire at the Meeting. The Company expresses its utmost appreciation to Messrs. McNamee and Schwager for their dedicated service as Directors.

     Set forth below is certain information furnished to the Company by the director nominees and by each of the incumbent directors whose terms will continue following the Meeting.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The directors nominated for election whose terms will expire in 2006 are as follows:

HUGH A. JOHNSON, JR., age 62, joined First Albany Corporation in 1977. He is currently Senior Vice President and Chief Investment Officer of the Company. He has also been Chairman of First Albany Asset Management Corporation, a subsidiary of the Company, since 1991. He has served on the Board of Directors of First Albany since 1985. Mr. Johnson is an economic advisor to the Chairman of the New York State Assembly Committee on Ways and Means and is a Director of the New York State Business Development Corporation and a Director of Security Mutual Life and Nye Parnell & Emerson. Mr. Johnson also serves on other state and community boards. Mr. Johnson has served as a director of the Company since 1990.

NICHOLAS A. GRAVANTE, JR., age 42, has been a partner at the law firm of Boies Schiller & Flexner LLP since July 1, 2000. Prior to that Mr. Gravante was a partner in the law firm of

Barrett, Gravante, Carpinello & Stern, LLP. Mr. Gravante practices law in the areas of corporate litigation and white-collar criminal defense. He is a member of the Board of Governors at the Lords Valley Country Club in Lords Valley, Pennsylvania. Mr. Gravante is not currently a director of the Company.

DALE KUTNICK, age 52, is co-founder, Chairman and a director of Meta Group, Inc., a research and consulting firm focusing on information technology and business transformation. Mr. Kutnick served as Chief Executive Officer and Research Director of Meta Group, Inc. since its inception in January 1989 until 2002. Mr. Kutnick led the creation, development and quality control efforts for Meta Group's intellectual capital. Meta Group grew to $120 million in revenues during the first 12 years of his tenure and after a successful public offering in 1995, the company quadrupled revenues and was profitable for 19 consecutive quarters. Prior to co-founding Meta Group, Inc., Mr. Kutnick was Executive Vice President of Research at Gartner Group, Inc. and an Executive Vice President at Gartner Securities. Prior to his experience at Gartner Group, Inc., he served as an Executive Director, Research Director and Principal at Yankee Group and as a Principal at Battery Ventures, a venture capital firm. Mr. Kutnick is a graduate of Yale University. Mr. Kutnick is not currently a director of the Company.

The director nominated for election whose term will expire in 2005 is as follows:

SHANNON P. O'BRIEN, age 43, was the State Treasurer and Receiver General for the Commonwealth of Massachusetts from 1999 to January 2003. She was Vice President for External Affairs for Community Care Systems, a behavioral health care network from 1995 to 1997. Ms. O'Brien taught at Boston University School of Communications in 1997, after which she began her work as a candidate for State Treasurer. The 2002 Democratic Nominee for Governor of Massachusetts, O'Brien also served previously for eight years in the Massachusetts Legislature. A graduate of Yale University and Boston University School of Law, she practiced law with the firm of Morrison Mahoney and Miller before entering the legislature. Ms. O'Brien was elected director of the Company in March 2003.

       THE BOARD RECOMMENDS A VOTE FOR EACH OF THE FOUR DIRECTOR NOMINEES.

The following directors' terms shall expire at the Annual Meeting of Shareholders in 2004:

ALAN P. GOLDBERG, age 57, joined First Albany in 1980. Mr. Goldberg is President and Co-Chief Executive Officer of the Company. Mr. Goldberg is also President and Chief Executive Officer of First Albany Corporation. Mr. Goldberg is a director of SatCon Incorporated. He is active in industry and civic organizations and serves on the board of several nonprofit institutions. Mr. Goldberg has been a director of the Company since its incorporation in 1985.

The following directors' terms shall expire at the Annual Meeting of Shareholders in 2005:

GEORGE C. McNAMEE, age 56, joined First Albany in 1969. Mr. McNamee is Chairman and Co-Chief Executive Officer of the Company. Mr. McNamee is also Chairman of Plug Power Inc., a director of MapInfo Corporation and a director of Meta Group, Inc. He also serves on the Board of Directors of each of the New York Stock Exchange, the New York State Science and Technology Foundation and the New York Conservation Education Fund. Mr. McNamee has been a director of the Company since its incorporation in 1985. Mr. McNamee is the brother of the departing director, Mr. Daniel V. McNamee III.

WALTER W. FIEDEROWICZ, age 56, has been a private investor and consultant since August 1997. Since September 2000, he has served as Managing Director of Painter Hill Partners, an investment company. From April 1997 until August 1997, he served as the President and Chief Executive Officer of WorldCorp., Inc., a holding company owning shares of common stock of World Airways, Inc. (a provider of long-range passenger and cargo air transportation services to major airlines) and of InteliData Technologies Corporation (a provider of caller identification based telecommunications devices, smart telephones and on-line electronic information services). Mr. Fiederowicz served as chairman of Colonial Data Technologies Corp., from August 1994 to March 1996. From January 1991 until July 1994, he held various positions, including Executive Vice President and Chairman and served as director of Conning & Company. Mr. Fiederowicz also serves as a director of Photronics, Inc. (a photomask manufacturer) and HemaTech, LLC (a biotechnology company). Since 1998, Mr. Fiederowicz served as Chairman of CDT Corporation and Meacock Capital, PLC. Since July 2001, Mr. Fiederowicz has served as Chairman of the Board of Heritage Underwriting Agency, Ltd, a Llyod's-based insurer. Mr. Fiederowicz is the Chairman of the Audit Committee, a member of the Committee on Directors and Corporate Governance and has been a director of the Company since 1996.

The following executive officers do not serve as directors and are not nominated for election as directors:

STEVEN R. JENKINS, age 38, joined First Albany Corporation in February 1999 as Chief Financial Officer and Senior Vice President. In January 2000, he was named Chief Financial Officer of the Company. Since mid-2002, Mr. Jenkins has been Executive Managing Director, Chief Operating Officer and Chief Financial Officer of First Albany. Prior to joining First Albany, Mr. Jenkins held the position of Chief Financial Officer and Senior Vice President of Precision Imaging Solutions Inc. (a regional imaging company) from July 1998 to January 1999. From July 1994 to June 1998, Mr. Jenkins served in several financial positions with Dain Rauscher, an investment bank, most recently as Managing Director and Director of Finance of Dain Rauscher Wessels, a division of Dain Rauscher Inc. Mr. Jenkins has been a certified public accountant licensed in the State of Texas since 1991.

STEPHEN P. WINK, age 44, joined the Company in 1996. He has been Secretary and General Counsel of the Company since August 1997. Mr. Wink is Executive Managing Director, General Counsel and Secretary of First Albany Corporation. Before joining the Company, Mr. Wink was an attorney for the law firm of Cleary, Gottlieb, Steen & Hamilton. Mr. Wink participates on a number of industry-related committees, including the New York Stock Exchange's Compliance Advisory Committee, and as Chair of the Bond Market Association's Municipal Legal Advisory Committee, as well as a number of community boards.

     At a meeting of the Board of Directors on March 10, 2003, a provision of the By-Laws was amended to defer the need to approve all Board of Director nominations by the Committee on Directors and Corporate Governance until the 2004 Annual Shareholders Meeting. This provision was added to the Company's By-Laws in November 2002 in anticipation of the adoption of NASDAQ's proposed corporate governance reforms. The NASDAQ proposed rules have not yet been adopted and remain subject to change. In addition, at the time of the March 10, 2003 Board meeting, the Governance Committee had not completed its process of recommending nominees to serve as directors of the Company.

     On March 12, 2003, in a letter to the Secretary of the Company, Ms. Benaree
P. Wiley resigned as a director of the Company. In the letter, Ms. Wiley expressed her disagreement with the Company's practices and commitment in the area of corporate governance. Ms. Wiley stated that she was "particularly troubled" by the decision at the special meeting of the Board on March 10, 2003 to amend the Company's By-laws because it "completely undermined" the Company's compliance with mandated corporate governance procedures. Ms. Wiley also indicated that she believed that the independence of the Company's Board has been "materially compromised".

     On March 17, 2003, in a letter to the Chairman of the Board, Mr. J. Anthony Boeckh also resigned as a director of the Company. His letter raised concerns regarding corporate governance and Board independence similar to those set forth in Ms. Wiley's March 12th letter.

     The Company disagrees with Ms. Wiley's and Mr. Boeckh's assertions. Contrary to their claims, the Company is fully committed to sound corporate governance. The actions taken at the Board meeting did not "undermine" corporate governance standards. The only amendment to the By-laws of the Company deferred implementation of the one provision described above until next year's Annual Meeting. In fact, at the March 10, 2003 Board meeting, the Board unanimously selected Ms. Shannon O'Brien, an independent director. In addition, the Board nominated three other persons, as described above, to fill positions of directors whose terms expire at this Meeting. Two of these nominees, Messrs. Gravante and Kutnick, if elected, will be new and independent directors; the third is a continuing employee director. Overall, the continuing directors together with the nominees would have comprised a Board of six independent directors - an increase from four. The two new nominees and Ms. O'Brien will enhance and broaden the Board's expertise and strengthen its independence.

                            GOVERNANCE OF THE COMPANY

     The Board of Directors held 5 meetings during the Company's fiscal year ended December 31, 2002. Each current Director attended 75% or more of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which he or she served. The Board of Directors has been monitoring the corporate governance rules that the Securities and Exchange Commission has enacted pursuant to the Sarbanes-Oxley Act of 2002 and the new corporate governance rules proposed by NASDAQ. The Company will adopt changes to its corporate governance policies and practices in order to comply with the final rules.

                             COMMITTEES OF THE BOARD

     The Board of Directors has three standing committees: the Audit Committee, the Executive Compensation Committee and the Committee on Directors and Corporate Governance.

     THE AUDIT COMMITTEE. The Audit Committee, responsible for reviewing the Company's financial statements, met 8 times during the fiscal year. The Audit Committee operates pursuant to a written charter that the Board reviews each year to assess its adequacy. The current Audit Committee Charter is attached as Exhibit A to this Proxy Statement. As fully set forth in the attached charter, the Audit Committee reviews the Company's expenditures, reviews the Company's internal accounting controls and financial statements, reviews with the Company's independent auditors the scope of their audit, their report and their recommendations and recommends the selection of the Company's independent auditors. During 2002, this Committee was comprised of Mr. Fiederowicz, who serves as the chairman, Mr. Schwager and Ms. Wiley. Ms. O'Brien was appointed to the Committee in 2003 to replace Ms. Wiley. Each member of the Audit Committee is an "independent director" as defined in Rule 4200 of the National Association of Securities Dealers, Inc. listing standards.

     THE EXECUTIVE COMPENSATION COMMITTEE. The Executive Compensation Committee is responsible for reviewing and approving the compensation of executive officers of the Company. The Compensation Committee also administers the Company's 1999 Long-Term Incentive Plan, 2001 Long-Term Incentive Plan and the 2003 Senior Management Bonus Plan. During 2002, the Executive Compensation Committee met once and was comprised of Co-Chairmen Messrs. Boeckh and Schwager. Mr. Fiederowicz was appointed to the Committee in 2003 to replace Mr. Boeckh.

     THE COMMITTEE ON DIRECTORS AND CORPORATE GOVERNANCE. The Board established the Committee on Directors and Corporate Governance in fiscal year 2002. The Committee held one meeting in 2002. Among its specific duties, the Committee determines criteria for service as director, reviews candidates and considers appropriate governance practices. The Committee considers nominees for director proposed by shareholders. To recommend a prospective nominee for the Committee's consideration, shareholders should submit the candidate's name and qualifications to the Company's Corporate Secretary in writing to the following address: First Albany Companies, Inc., 30 South Pearl Street, Albany, New York 12207, Attn: Corporate Secretary. During 2002, Ms. Wiley served as chairperson and Messrs. Boeckh and Fiederowicz were members of this Committee.

                              DIRECTOR COMPENSATION

     During 2002, the Company paid directors who are not executive officers of the Company (the "Non-Employee Directors") an annual retainer of $6,000 and $2,500 per board meeting attended ($1,000 for attendance by conference call), plus reimbursement of reasonable expenses. In addition, the Chair of any committee and the Non-Employee Directors who are members of such committees were paid $1,250 and $1,000, respectively, per committee meeting attended. Employee directors do not receive any compensation for their service as members of the Board.

     On March 10, 2003, the Board of Directors approved the 2003 Directors' Stock Plan (the "Directors' Plan"), subject to the approval of the Company's shareholders at the Annual Meeting. If the Directors' Plan is approved by shareholders, the Non-Employee Directors will be eligible to receive an annual grant of stock options and restricted share awards as of the date of each annual meeting. The number of options or restricted shares awarded are generally within the discretion of the Board, except that no Non-Employee Director may receive an option covering more than 5,000 shares or 2,000 shares of restricted stock in any year. Pursuant to this annual grant provision, all of the Company's Non-Employee Directors following the Annual Meeting will receive stock options to purchase 1,000 shares of Common Stock.

     All options that may be granted under the Directors' Plan will have an exercise price equal to the fair market value of the Common Stock on the date of grant, become exercisable in three equal installments beginning on the first anniversary of the date of grant, and have a ten-year term. In addition to any annual grant of options or restricted shares, under the Directors' Plan, the Board may permit a Non-Employee Director to elect to receive all or a portion of his/her annual cash retainer in restricted shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In the ordinary course of its business, First Albany Corporation extends credit to employees, including directors and executive officers, under Regulation T, which regulates credit in cash and margin accounts. Such extensions of credit are performing and are made on the same terms as for customers.

     The Company has committed to invest as a limited partner up to $20 million in FA Technology Ventures, L.P. (the "Fund"), a technology fund with total limited partner equity commitments of $100 million. The Company has also committed to invest up to an additional $15 million in parallel with the Fund; this parallel commitment may be satisfied by investments from the Company's employee funded investment vehicles established by the Company to allow select employees to invest along with the Fund. Messrs. Boeckh, Goldberg, Schwager and Fiederowicz are also (directly or indirectly) limited partners in this Fund. The Fund is managed by FA Technology Ventures Corporation a wholly-owned subsidiary of the Company, which receives management fees for its services. George McNamee is an employee of this subsidiary and received compensation from it, which is reflected in the summary compensation table below. In addition, Mr. McNamee is a member of FATV GP LLC, the general partner of the Fund, with a current 17.251% membership interest. As a result of this interest in the general partner, he would be entitled to receive a corresponding percentage of the 20% carried interest that may become payable by the Fund to its general partner if the Fund's investments are successful. Mr. McNamee is required under the partnership agreement for the Fund to devote a majority of his business time to the conduct of the Fund and any parallel funds.

     In addition, as of December 31, 2002, the Company owned approximately 10.8% of Mechanical Technology Incorporated ("MTI"). Mr. G. McNamee was Chairman and Chief Executive Officer of MTI until October, 2002 and Mr. Goldberg was a director of MTI until December, 2002. In 2002, Mr. G. McNamee received no compensation for his services as Chief Executive Officer at MTI and received options to purchase 20,000 shares of common stock of MTI for his services as a director, and Mr. Goldberg received options to purchase 28,000 shares of common stock of MTI for his services as a director, in each case similar to compensation granted to other non-employee directors at MTI.

     First Albany Corporation (the "Corporation") has an exclusive arrangement with Meta Group Inc. ("Meta"), an information technology research advisor. Through the arrangement, the Corporation has access to Meta's research and analysts and uses this information in support of its own research products. Mr. Kutnick, a nominee for election to the Board of Directors of the Company, is the Chairman of the Board of Directors of Meta and holder of approximately 13.5% of Meta common stock. In 2002, the Corporation paid Meta $1,099,253 (including $56,753 in expense reimbursements) pursuant to this arrangement. For 2003, the Corporation expects to pay at least this amount to Meta based on equity trading volumes.

                       COMPENSATION OF EXECUTIVE OFFICERS
                           SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid or earned by (i) the Co-Chief Executive Officers and (ii) the Company's three other executive officers in 2002 (collectively referred to as the "Named Executive Officers") during each of the Company's last three fiscal years.

===========================================================================================================
                                                                        LONG TERM
                                       ANNUAL COMPENSATION         COMPENSATION AWARDS
                                      ----------------------     -----------------------
                                                                 RESTRICTED   SECURITIES
 NAME & PRINCIPAL                                                   STOCK     UNDERLYING       ALL OTHER
     POSITION               YEAR       SALARY        BONUS        AWARDS(1)    OPTIONS(2)   COMPENSATION(3)
-----------------------------------------------------------------------------------------------------------
GEORGE C. MCNAMEE           2002      $300,000      $300,000      $      0            0         $    0
CHAIRMAN & CO-CHIEF         2001       300,000       200,000             0            0              0
EXECUTIVE OFFICER           2000       300,000       900,000             0            0              0
-----------------------------------------------------------------------------------------------------------
ALAN P. GOLDBERG            2002      $308,333      $500,000      $      0       50,000         $6,000
PRESIDENT & CO-CHIEF        2001       300,000       300,000             0       50,000          6,000
EXECUTIVE OFFICER           2000       300,000       900,000             0       50,000          6,000
-----------------------------------------------------------------------------------------------------------
HUGH A. JOHNSON, JR         2002      $240,000      $300,000      $      0       25,000         $6,000
SENIOR VICE PRESIDENT       2001       240,000       300,000             0       30,000              0
                            2000       240,000       340,000             0       30,000              0
-----------------------------------------------------------------------------------------------------------
STEVEN R. JENKINS           2002      $203,125      $450,000      $179,250       25,000         $6,000
CHIEF FINANCIAL OFFICER     2001       187,500       175,000             0       20,000              0
                            2000       175,000       275,000             0       20,000          6,000
-----------------------------------------------------------------------------------------------------------
STEPHEN P. WINK             2002      $200,000      $175,000      $      0       20,000         $    0
SECRETARY AND               2001       187,500       135,000             0       20,000              0
GENERAL COUNSEL             2000       175,000       235,000             0       20,000              0
===========================================================================================================

----------

     1. The only restricted stock award reflected in this column consists of a grant of 25,000 shares of time-based restricted stock to Mr. Jenkins, valued at the market price of Common Stock as of the date of grant.

     2. During the 2002 fiscal year, the Company issued two 5% stock dividends. As a result, the number of securities underlying each option granted and the exercise price have been adjusted to reflect such dividends where appropriate.

     3. Represents contributions by the Company to the First Albany Companies Inc. Deferred Compensation Plan for Key Employees, a nonqualified plan in which certain key employees of the Company are eligible to participate. Under this plan, a participating executive officer will become vested in any unvested Company contributions in the event that such executive officer's employment is terminated in connection with a change of control of the Company. The committee administering the Deferred Compensation Plan may also provide in a participant's annual deferral agreement for acceleration of vesting solely upon a change of control of the Company.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on option grants during 2002 to the Named Executive Officers.

                                                           INDIVIDUAL GRANTS
                         --------------------------------------------------------------------------------
                                                                                    POTENTIAL REALIZABLE
                          NUMBER OF    % OF TOTAL                                 VALUE AT ASSUMED ANNUAL
                         SECURITIES      OPTIONS                                    RATES OF STOCK PRICE
                         UNDERLYING    GRANTED TO                                      APPRECIATION
                           OPTIONS      EMPLOYEES    EXERCISE OR                     FOR OPTION TERM(2)
                           GRANTED      IN FISCAL     BASE PRICE    EXPIRATION    -----------------------
       NAME                (#) (1)        YEAR        ($/SH)(1)        DATE           5%            10%
-------------------      ----------    ----------    -----------    ----------     --------      --------
George C. McNamee              --           --              --             --            --            --
Alan P. Goldberg           50,000         2.96%         7.1700       12/12/12      $225,459      $571,357
Hugh A. Johnson, Jr.       25,000         1.48%         7.1700       12/12/12      $112,729      $285,678
Steven R. Jenkins          25,000         1.48%         7.1700       12/12/12      $112,729      $285,678
Stephen P. Wink            20,000         1.19%         7.1700       12/12/12      $ 90,183      $228,543

----------

     1. These options were granted on December 12, 2002 at fair market value on the date of grant and will vest in one installment on the third anniversary of the date of grant. However, each of the options will immediately become exercisable for all of the option shares in the event of a change of control of the Company.

     2. Represents gain that would be realized assuming the options were held for the entire option term and the stock price increased at annual compounded rates of 5% and 10%. These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises and common stock holdings will be dependent on overall market conditions and on the future performance of the Company and its common stock. There can be no assurance that the amounts reflected in this table will be achieved.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table provides information concerning the exercise of stock options during 2002 by each of the Named Executive Officers and the year-end value of their unexercised options.

                                                       NUMBER OF SECURITIES                VALUE OF
                                                            UNDERLYING                    UNEXERCISED
                                                            UNEXERCISED                  IN-THE-MONEY
                          SHARES                         OPTIONS AT FISCAL                OPTIONS AT
                         ACQUIRED       VALUE               YEAR-END(#)             FISCAL YEAR-END($) (2)
                            ON        REALIZED     ---------------------------   ---------------------------
NAME                    EXERCISE(#)    ($) (1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
George C. McNamee         116,918    $392,669.10      245,112             0         $116,839       $    0
Alan P. Goldberg          144,401    $484,970.76      372,891        50,001         $116,837       $    0
Hugh A. Johnson, Jr.            0    $         0      178,410        36,081         $ 46,740       $    0
Steven R. Jenkins               0    $         0       47,179        65,872         $      0       $    0
Stephen P. Wink                 0    $         0       59,581        63,627         $  4,983       $1,839

----------

     1. Represents the difference between the fair market value of the shares at date of exercise and the exercise price multiplied by the number of options exercised.

     2. Represents the difference between the fair market value of the share as of December 31, 2002 and the exercise price multiplied by the number of unexercised options.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2002 with respect to shares of common stock of the Company that may be issued under the Company's existing equity compensation plans. The table does not include information about the proposed 2003 Directors' Stock Plan. The Company is submitting the 2003 Directors' Stock Plan for shareholder approval at the annual meeting and has made no grants under the plan.

                                           A                          B                        C
                                -----------------------      -------------------     -----------------------
                                NUMBER OF SECURITIES TO       WEIGHTED AVERAGE        NUMBER OF SECURITIES
                                BE ISSUED UPON EXERCISE       EXERCISE PRICE OF      REMAINING AVAILABLE FOR
                                OF OUTSTANDING OPTIONS       OUTSTANDING OPTIONS      FUTURE ISSUANCE UNDER
                                -----------------------      -------------------       EQUITY COMPENSATION
                                                                                        PLANS (EXCLUDING
                                                                                     SECURITIES REFLECTED IN
      PLAN CATEGORY                                                                       COLUMN A) (3)
---------------------------                                                          -----------------------
Equity Compensation Plans                     2,221,586                    $8.49                     245,227
Approved by Shareholders(1)

Equity Compensation                           1,447,496                    $6.06                     402,571
Plans Not Approved
by Shareholders(2)
                                -----------------------      -------------------     -----------------------

Total                                         3,669,082                    $7.53                     647,798
                                -----------------------      -------------------     -----------------------

     1. Consists of the 1989 Stock Incentive Plan and the 1999 Long-Term Incentive Plan.

     2. Consists of the 2001 Long-Term Incentive Plan, which is described below. No options under this Plan are held by any directors or executive officers of the Company.

     3. The table does not reflect the proposed 2003 Directors' Stock Plan or the amendment to the 1999 Long-Term Incentive Plan. If shareholders approve the 2003 Directors' Stock Plan or the amendment to the 1999 Long-Term Incentive Plan, 100,000 and 800,000 additional shares of the Company's common stock will be available for future issuance under the 2003 Directors' Stock Plan and the 1999 Long-Term Incentive Plan, respectively.

                         2001 LONG-TERM INCENTIVE PLAN

     On October 18, 2001, the Board of Directors adopted the 2001 Long-Term Incentive Plan (the "2001 Plan"). The 2001 Plan provides for the granting of non-qualified stock options, performance units, restricted shares and stock appreciation rights to the employees of the Company and its subsidiaries. Upon adoption of the 2001 Plan, the Company reserved a total of 800,000 common shares for issuance under the 2001 Plan. In November 2002, an additional 800,000 common shares were reserved for issuance under the 2001 Plan. The committee of the Board administering the 2001 Plan has the authority to establish the exercise price and term for options grants. The options generally vest and become exercisable in four equal installments beginning on the first anniversary of the grant date. The options vest on an accelerated basis in the event of a change in control of the company. The 2001 Plan is intended to function as a broad-based incentive plan, and no awards under the 2001 Plan have been made to directors or executive officers of the Company.

     As of March 17, 2003, options covering 1,509,683 shares of the Company's common stock were outstanding under the 2001 Plan and options covering 18,283 shares had been exercised during the fiscal year. Also as of March 17, 2003, 605,502 Restricted Shares had been granted under the 2001 Plan. No performance units or stock appreciation rights have been granted. 33,646 shares remained available for granting of future awards.

     The 2001 Plan is included as Exhibit 10.15 in the Company's Annual Report on Form 10-K for the period ended December 31, 2002, filed with the Securities and Exchange Commission.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on the Company's review of reports filed by directors, executive officers and 10% shareholders of the Company on Forms 3, 4 and 5 pursuant to
Section 16(a) of the Securities Exchange Act of 1934, the Company believes that all such reports were filed on a timely basis during fiscal year 2002.

                     EXECUTIVE COMPENSATION COMMITTEE REPORT

                                    OVERVIEW

     The Executive Compensation Committee establishes the compensation policies applicable to the executive officers of the Company. The Compensation Committee also administers the Company's Long-Term Incentive Plans and will administer the Senior Management Bonus Plan if such plan is approved by shareholders at the Annual Meeting.

                              COMPENSATION POLICIES

     Compensation for senior executives of the Company has been strongly influenced by the principle that the compensation of senior executives should be structured to directly link the executives' financial reward to Company performance. Thus, senior executives would both share in the success of the Company as a whole and be adversely affected by poor Company performances, thereby aligning their interests with the interests of the Company's shareholders.

     Salaries of executive officers are intended to be relatively moderate, and are set at levels, which the Executive Compensation Committee believes are generally competitive with salaries of executives in similar positions at comparable financial services companies. In addition, substantial emphasis is placed on incentive compensation directly related to short and long-term corporate performance through annual cash bonuses and stock option grants.

                                  ANNUAL BONUS

     As is common in the financial services industry, a significant portion of total compensation of the Company's executive officers is paid in the form of annual bonuses. For example, in 2002 executive officers received annual bonuses ranging from 87.5% to 166.7% of their base salaries. This practice is intended to maximize the portion of an individual's compensation that is subject to fluctuation each year based upon corporate and individual performance, as discussed below. The compensation program is structured to recognize each executive's level of responsibility and to reward exceptional individual and corporate performance.

     The specific bonus an executive receives is dependent on his level of responsibility and individual performance. Levels of responsibility are evaluated annually by the Executive Compensation Committee without regard to any specific formula. Assessments of individual performance are also made annually by the Executive Compensation Committee after receiving the recommendations of the Co-CEOs, Messrs. G. McNamee and Goldberg. Such assessments are based on a number of subjective factors, including individual and corporate performance, initiative, business judgment, and management skills.

     Section 162(m) of the Internal Revenue Code generally prohibits publicly held companies, such as the Company, from deducting from corporate income all compensation paid to a chief executive officer or any of the four other most highly compensated officers that exceeds for each officer $1 million during the tax year. Qualifying performance-based compensation paid pursuant to plans approved the Company's shareholders will not be subject to this deduction limitation. Therefore, the Board has adopted, and presented to shareholders for their approval, the Senior Management Bonus Plan. This plan will condition the payment of an executive's annual bonus on the attainment of specific targets that the Executive Compensation Committee establishes and that are related to the Company's financial performance. The Committee intends for compensation paid under the Senior Management Bonus Plan to officers covered by Section 162(m) to satisfy the requirements of performance-based compensation.

                                   BASE SALARY

     A competitive base salary is important in fostering a career orientation among executives consistent with the long-term nature of the Company's business objectives. The Executive Compensation Committee determines the salary of each of the executive officers based on its consideration of the Co-CEOs' recommendations.

     Salaries and salary adjustments are based on the responsibilities, performance, and experience of each executive, regular reviews of competitive positioning (comparing the Company's salary structure with that of similar companies) and business performance. While there is no specific weighing of these factors, the responsibilities, performance and experience of each executive and reviews of competitive positioning are the most important considerations.

                            THE STOCK INCENTIVE PLAN

     Awards under the 1999 Long-Term Incentive Plan supplement the bonuses paid to the Named Executive Officers. The number of options granted to the executive officers, in general, reflects the decision of the Executive Compensation Committee to allocate a portion of compensation in stock options, the value of which is directly linked to the future financial success of the Company. In December 2002, the Executive Compensation Committee granted stock options to the executive officers as part of their 2002 compensation. The Long-Term Incentive Plan also allows the Executive Compensation Committee to grant performance units, restricted shares and stock appreciation rights. In 2002, the Executive Compensation Committee also awarded Steven Jenkins 25,000 restricted shares.

                   COMPENSATION OF CO-CHIEF EXECUTIVE OFFICERS

     For fiscal year 2002, the total cash compensation paid to Co-CEO Mr. Goldberg was $808,333 and the total compensation paid to Co-CEO Mr. McNamee was $600,000. For fiscal year 2002, each of the Co-CEOs received a base salary of $300,000, the same level of base salary for 2001. Mr. Goldberg received bonus compensation of $500,000 and Mr. McNamee received bonus compensation of $300,000. In fiscal year 2002, Mr. Goldberg was awarded options to purchase 50,000 shares of the common stock of the Company. In determining the bonus and other compensation of the Company's Co-CEOs for the fiscal year 2002, the Committee compared the Company's performance to that of industry peers, as well as to the market's performance as a whole. Among other things, the Committee considered the performance of the Company's common stock, its return on investments made in other businesses, its pre-tax return on equity, its earnings per share and comparable market data. Messrs. G. McNamee and Goldberg's fiscal year 2002 award reflects each of their significant personal contributions to the business and leadership in building the Company's revenues, earnings, and capital position, and the financial results for fiscal year 2002


                                   EXECUTIVE COMPENSATION COMMITTEE

                                   J. Anthony Boeckh, (Co-Chair)
                                   Charles L. Schwager, (Co-Chair)

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Company is composed of three independent directors and operates under a written charter adopted by the Board which was amended in November of 2002 and is included as Exhibit A to this proxy statement. Each of the members of the Audit Committee meets the independent and experience requirements of the NASDAQ Stock Market.

     During the year 2002, at each of its meetings, the Committee met with the Company's Chief Financial Officer and General Counsel. In addition, the Committee meets with its independent accountants on a quarterly basis as requested by the independent accountants. At each meeting, the Committee is provided with the opportunity to meet privately with the independent accountants as well as with management. In addition, once each year the Committee meets with the Director of the Company's Internal Audit Department and the Director of the Company's Compliance Department for reports on the status of internal controls.

     The Committee recommended to the Board that the Company's current independent accountants, PricewaterhouseCoopers LLP, be appointed as the independent accountants to conduct the audit for the fiscal year ended December 31, 2002. Pursuant to the revised written charter, going forward the Committee will be directly responsible for the appointment of the Company's independent accountants who shall report directly to the Committee. The Company's independent accountants have provided to the Committee a written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussion with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

     Management represented to the Committee that the Company's consolidated financial statements for fiscal 2002 were prepared in accordance with generally accepted accounting principals and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants what is required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). Based on these discussions and reviews, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

     The Audit Committee has determined that the provision of the non-audit services described in "All Other Fees" below is compatible with maintaining PricewaterhouseCoopers LLP's independence.

     As noted above, Ms. Wiley, who served on the Audit Committee during 2002, resigned from the Board prior to the preparation of this report, and Ms. O'Brien, who was appointed to the Audit Committee in March 2003, did not participate in the preparation of this report. Accordingly, this report is being submitted by the following two Directors serving on the Audit Committee at the time this report was prepared.

                                                  AUDIT COMMITTEE

                                                  Walter Fiederowicz (Chair)
                                                  Charles Schwager

                         PRINCIPAL ACCOUNTING FIRM FEES

     Audit Fees. The aggregate fees billed by the Company's principal accounting firm, PricewaterhouseCoopers, LLP, for professional services rendered for the audit of the Company's annual financial statement for the year ended December 31, 2002 and review of the financial statements included in the Company's Forms 10-Q for that year were $212,000.

     Financial Information Systems Design and Implementation Fees. No amounts were billed by PricewaterhouseCoopers, LLP in 2002 for financial information systems design and implementation services.

     All other fees. The aggregate fees billed for services rendered by PricewaterhouseCoopers, L.L.P. for 2002, other than the services described above, for tax preparation and advice were $103,000 and for review of the Company's filings related to employee benefit plans and other services were $21,000. The Audit Committee has considered the non-audit services by PricewaterhouseCoopers, LLP compatible with maintaining auditor independence.

     Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the meeting.

                                PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's common stock against the cumulative total return of the S&P Composite 500 Stock Index ("S&P 500 Index") and the Financial Services Analytics, Inc. Composite Index ("FSA Composite Index") an index of publicly traded brokerage firms for the Company's last five fiscal years. The graph assumes that the value of the investment in the Company's common stock and each index was $100 at December 31, 1997, and that all dividends, if any, were reinvested.

                           FIRST ALBANY COMPANIES INC.

                                  [LINE GRAPH]

-------------------------------------------------------------------------------------
                            1997      1998      1999      2000      2001      2002
                            ----      ----      ----      ----      ----      ----
-------------------------------------------------------------------------------------
FIRST ALBANY                 100        84       124        78        66        86
-------------------------------------------------------------------------------------
S&P 500 INDEX                100       129       156       141       125        97
-------------------------------------------------------------------------------------
FSA COMPOSITE INDEX          100       115       157       235       181       141
-------------------------------------------------------------------------------------

                      COMPENSATION COMMITTEE INTERLOCKS AND
                              INSIDER PARTICIPATION

     The Company has an Executive Compensation Committee responsible for approving the compensation of the Company's executive officers. Messrs. Boeckh and Schwager served on the Executive Compensation Committee during the 2002 fiscal year. Neither of the Executive Compensation Committee members is involved in a relationship requiring disclosure as an interlocking executive officer/director under any paragraph of Item 404 of Regulation S-K or as a former officer or employee of the Company. Mr. McNamee, who serves as Chairman and Co-Chief Executive Officer of the Company, and Mr. Goldberg, who serves as President and Co-Chief Executive Officer of the Company, are not members of the Executive Compensation Committee and cannot vote on matters decided by the Executive Compensation Committee.

                             PROPOSAL NO. 2 ADOPTION
                           OF THE SECOND AMENDMENT TO
                         THE FIRST ALBANY COMPANIES INC.
                          1999 LONG-TERM INCENTIVE PLAN

     In March of 1999, the First Albany Companies Inc. 1999 Long-Term Incentive Plan (the "Plan") was adopted by the Board of Directors (the "Board") of First Albany Companies Inc. (the "Company"), and on May 18, 1999, it was approved by the Company's shareholders. On March 28, 2002, the Board adopted the First Amendment to the First Albany Companies Inc. 1999 Long-Term Incentive Plan to increase the number of shares that may be granted under the Plan from 800,000 shares to 1.6 million shares, and the Company's shareholders approved the First Amendment at last year's annual meeting of shareholders.

     On March 10, 2003, the Board adopted the Second Amendment to the Plan to increase the number of shares that may be granted under the Plan from 1.6 million shares to 2.4 million shares. As of December 31, 2002, options granted and outstanding under the Plan covered an aggregate of 1,310,696 shares, leaving 245,227 shares remaining for issuance pursuant to subsequent grants. The Company needs the additional shares to further promote the interests of the Company and its shareholders by enabling the Company to attract, retain and motivate employees and officers. The Company's shareholders are now requested to approve the Second Amendment, the only purpose of which is to increase the number of shares that may be granted under the Plan.

     The Second Amendment will not be effective unless and until it is approved by the affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal by the holders of the shares of Common Stock entitled to vote thereat. Should such shareholder approval not be obtained, then the Second Amendment will not be implemented but the Plan in effect prior to the Second Amendment will continue to remain in effect.

     THE BOARD RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR ADOPTION OF THE SECOND AMENDMENT TO THE FIRST ALBANY COMPANIES INC. 1999 LONG-TERM INCENTIVE PLAN.

     Set forth below for the convenience of the Company's shareholders is the description of the Plan.

                                     PURPOSE

     The purpose of the Plan is to further and promote the interests of the Company, its subsidiaries and its shareholders by enabling the Company and its subsidiaries to attract, retain and motivate employees and officers or those who will become employees or officers of the Company and/or its subsidiaries, and to align the interests of those individuals and the Company's stockholders. To do this, the Plan offers performance-based incentive awards and equity-based opportunities to provide such persons with a proprietary interest in maximizing the growth, profitability and overall success of the Company.

                                NUMBER OF SHARES

     The maximum number of shares of Common Stock as to which awards could be granted may not exceed 1,600,000 shares or, if the Second Amendment is approved, 2,400,000 shares. The maximum amount payable in respect of awards subject to performance criteria in any calendar year may not exceed 500,000 shares of common stock in the aggregate to all participants and 300,000 shares of common stock in the case of any individual participant. The limits on the numbers of shares described in this paragraph are subject to proportional adjustment to reflect certain stock changes, such as stock dividends and stock splits.

     If, however, any awards expire or terminate unexercised, the shares of Common Stock allocable to the unexercised or terminated portion of such award shall again be available for awards under the Plan to the extent of such expiration or termination, subject to certain limitations under the Plan.

                                 ADMINISTRATION

     The administration, interpretation and operation of the Plan will be vested in the Executive Compensation Committee. Members of the Executive Compensation Committee will serve at the pleasure of the Board, which may at any time remove or add members to it. No member of the Executive Compensation Committee will be eligible to receive an award under the Plan. The day-to-day administration of the Plan will be carried out by persons other than members of the Executive Compensation Committee of the Company designated by the Executive Compensation Committee. The Executive Compensation Committee may, in its sole discretion, delegate its authority to one or more senior executive officers for the purposes of making awards to participants who are not subject to Section 16 of the Securities Exchange Act of 1934.

                                   ELIGIBILITY

     Key employees and officers or those who will become key employees or officers of the Company are eligible to receive awards under the Plan. Awards under the Plan will be made by the Executive Compensation Committee or by a senior executive officer who has been delegated authority to grant awards to participants who are not subject to Section 16 of the Securities Exchange Act of 1934 pursuant to the Plan by the Executive Compensation Committee. Awards will be made pursuant to individual award agreements between the Company and each participant.

                              AWARDS UNDER THE PLAN

          Introduction. Awards under the Plan may consist of stock options, stock appreciation rights, restricted shares or performance unit awards, each of which is described below. All awards will be evidenced by an agreement approved by the Executive Compensation Committee. In the discretion of the Executive Compensation Committee, an eligible employee may receive awards from one or more of the categories described below, and more than one award may be granted to an eligible employee. In the event of any change in the outstanding shares of Common Stock of the Company by reason of certain stock changes, including without limitation stock splits, the terms of awards and number of shares of any outstanding award may be equitably adjusted by the Board in its sole discretion. However, in the event of a stock dividend, the terms of awards and number of shares of any outstanding award will be equitably adjusted automatically, with no action being required by the Board. No determination has been made as to future awards which may be granted under the Plan, although it is anticipated that recipients of awards will include the current executive officers of the Company.

          Stock Options and Stock Appreciation Rights. A stock option is an award that entitles a participant to purchase shares of Common Stock at a price fixed at the time the option is granted. Stock options granted under the Plan may be in the form of incentive stock options (which qualify for special tax treatment) or non-qualified stock options and may be granted alone or in addition to other awards under the Plan. Stock options may be granted alone or in tandem with stock appreciation rights (SARs).

          SARs entitle a participant to receive, upon exercise, cash, restricted shares or unrestricted shares of Common Stock as provided in the relevant award agreement, with a value equal to (a) the difference between (i) the fair market value on the exercise date of the shares with respect to which a SAR is exercised and (ii) the fair market value on the date the SAR was granted, multiplied by (b) the number of shares of Common Stock for which the SAR has been exercised.

          No SAR may be exercised until six months after its grant or prior to the exercisability of the stock option with which it is granted in tandem, whichever is later.

          The exercise price and other terms and conditions of such options will be determined by the Executive Compensation Committee at the time of grant, and in the case of incentive stock options, such exercise price will not be less than 100 percent of the fair market value of the Common Stock on the date of the grant. No term of any incentive stock options shall exceed ten years after grant. An option or SAR grant under the Plan does not provide an optionee any rights as a shareholder and such rights will accrue only as to shares actually purchased through the exercise of an option or the settlement of a SAR.

          Exercise of an option (or a SAR) will result in the cancellation of the related option (or SAR) to the extent of the number of shares in respect of which such option (or SAR) has been exercised. Unless otherwise determined by the Executive Compensation Committee or provided in the relevant award agreement, stock options shall become exercisable over a four-year period from the date of grant with 25% vesting on each anniversary of the grant in that time period.

     Payment for shares issuable pursuant to the exercise of an option may be made either in cash, by certified check, bank draft, or money order by delivery of shares of Common Stock already owned by the participant for at least six months, or, if permitted by the Executive Compensation Committee and applicable law, by delivery of a fully-secured promissory note or some other form of payment acceptable to the Executive Compensation Committee.

     Restricted Share Awards. Restricted share awards are grants of Common Stock made to a participant subject to conditions established by the Executive Compensation Committee in the relevant award agreement. The restricted shares only become unrestricted in accordance with the conditions and vesting schedule, if any, provided in the relevant award agreement, but in no event shall restricted shares vest prior to six months after the date of grant. A participant may not sell or otherwise dispose of restricted shares until the conditions imposed by the Executive Compensation Committee have been satisfied. Restricted share awards under the Plan may be granted alone or in addition to any other awards under the Plan. Restricted shares which vest will be reissued as unrestricted Common Stock.

     Each participant who receives a grant of restricted shares will have the right to receive all dividends and vote or execute proxies for such shares. Any stock dividends will be treated as additional restricted shares.

Performance Units. Performance units (with each unit representing a monetary amount designated in advance by the Executive Compensation Committee) are awards which may be granted to participants alone or in addition to any other awards under the Plan. Participants receiving performance unit grants will only earn such units if the Company and/or the participant achieve certain performance goals during a designated performance period. The Executive Compensation Committee will establish such performance goals and may use such measures as total shareholder return, return on equity, net earnings growth, sales or revenue growth, comparison to peer companies, individual or aggregate participant performance or such other measures the Executive Compensation Committee deems appropriate. The participant may forfeit such units in the event the performance goals are not met. If all or a portion of a performance unit is earned, payment of the designated value thereof will be made in cash, in unrestricted Common Stock or in restricted shares or in any combination thereof, as provided in the relevant award agreement.

                           FORFEITURE UPON TERMINATION

     Unless otherwise provided in the relevant award agreement, if a participant's employment is terminated for any reason, any unexercisable stock option or SAR shall be forfeited and canceled by the Company. Such participant's right to exercise any then-exercisable stock option or SAR will terminate 90 days after the date of such termination (but not beyond the stated term of such stock option or SAR); provided, however, the Executive Compensation Committee may (to the extent options were exercisable on the date of termination) extend such period. If a participant dies, becomes totally disabled or retires, such participant (or the estate or other legal representative of the participant), to the extent the stock options of SARs are exercisable immediately prior to the date of death, total disability or retirement, will be entitled to exercise any stock options or SARs at any time within the one-year period following such death, disability or retirement, but not beyond the stated term of such stock option or SAR.

     Unless otherwise provided in the relevant award agreement, if a participant's employment is terminated for any reason (other than due to death, total disability or retirement) (a) prior to the lapsing of any applicable restriction period, or the satisfaction of any other restrictions, applicable to any grant of restricted shares, or, (b) prior to the completion of any performance period in respect of any grant of performance units, such restricted shares or performance units, as the case may be, will be forfeited by such participant; provided, however, that the Executive Compensation Committee may, in its sole discretion, determine within 90 days after such termination that all or a portion of such restricted shares or performance units, as the case may be, shall not be so forfeited. In the case of death, total disability or retirement, the participant (or the estate or other legal representatives of the participant) shall become 100% vested in any restricted shares as of the date of termination or shall be entitled to earn into the participant's performance units.

                                CHANGE OF CONTROL

     If a Change of Control, as defined in the Plan, occurs (i) all Stock Options and/or SARs then unexercised and outstanding will become fully vested and exercisable, (ii) all restrictions, terms and conditions applicable to restricted shares then outstanding will be deemed lapsed and satisfied and (iii) all performance units will be deemed to have been fully earned, each as of the date of the Change of Control; provided, however, that such Change of Control provisions will only apply to those participants who are employed by the Company as of the date of the Change of Control or who are terminated before the Change of Control and reasonably demonstrate that such termination was in connection with or in anticipation of the Change of Control.

                          RECAPITALIZATION ADJUSTMENTS

     In the event of any change in capitalization affecting the Common Stock of the Company, including without limitation, a distribution, recapitalization, stock split, reverse stock split, consolidation, subdivision, split-up, spin-off, split-off, combination, or exchange of Common Stock or other corporate transaction or event that affects the Common Stock such that an adjustment is determined by the Board, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, the Board may, in any manner that it in good faith deems equitable, adjust any or all of (i) the maximum number of shares of Common Stock of the Company with respect to which awards may be granted, (ii) the number of shares of Common Stock of the Company (or number and kind of other securities or property) subject to outstanding awards, and (iii) the exercise price or other price per share with respect to any outstanding awards.

                                     MERGERS

     If the Company enters into or is involved in any merger, reorganization or other business combination with any person or entity (a "Merger Event") and the Company will be or is the surviving entity, the Board may, as of the date of such Merger Event, replace such stock options with substitute stock options and/or SARs in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected stock options or SARs granted hereunder as of the date of the consummation of the Merger Event. If any Merger Event occurs, the Company has the right, but not the obligation, to pay to each affected participant an amount in cash or certified check equal to the excess of the fair market value of the Common Stock underlying any unexercised stock options or SARs (whether then exercisable or not) over the aggregate exercise price of such unexercised stock options and/or SARs, as the case may be. If, in the case of a Merger Event in which the Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or certified check payment described above, the Company shall compel and obligate, as a condition of the consummation of the Merger Event that the surviving entity grant substitute stock options in the manner described in the Plan. Upon receipt by any affected participant of any such substitute stock options, SARs (or payment) as a result of any such Merger Event, such participant's affected stock options and/or SARs for which such substitute options and/or SARs (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected participant.

                AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

     The Board may amend, suspend or terminate the Plan (or any portion thereof) at any time; provided, however, that no amendment by the Board may, without the approval of a majority of the stockholders, (i) increase the number of shares of Common Stock which may be issued under the Plan, except as provided therein,
(ii) materially modify the requirements as to eligibility for participation in the Plan, (iii) materially increase the benefits accruing to participants under the Plan except as permitted therein, provided Rule 16b-3 of the Securities and Exchange Act of 1934 does not require shareholder approval. No amendment, suspension or termination by the Board of Directors shall (a) materially adversely affect the rights of any participant under any outstanding share grants, without the consent of such participant, or (b) make any change that would disqualify the Plan from the exemption provided by Rule 16b-3 of the Exchange Act or from the benefits or entitlements to deductions provided under Sections 422 and 162(m) of the Internal Revenue Code of 1986 (the "Code"), respectively.

               CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     The following is a brief and general summary of some United States federal income tax consequences applicable to the Plan. The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction. Because the tax consequences of events and transactions under the Plan depend upon various factors, including an individual's own tax status, each participant who receives an award under the Plan should consult a tax advisor.

Incentive Stock Options. Stock options granted under the Plan may be incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options. Upon the grant of an incentive stock option, the optionee will not recognize any income. Generally, no income is recognized by the optionee upon the exercise of an incentive stock option. The optionee must increase his or her alternative minimum taxable income for the taxable year in which he or she exercised the incentive stock option by the amount that would have been ordinary income had the option not been an incentive stock option.

Upon the subsequent disposition of shares acquired upon the exercise of an incentive stock option, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition. If the shares are disposed of by the optionee after the later to occur of (i) the end of the two-year period beginning the day after the day the incentive stock option is awarded to the optionee, or (ii) the end of the one-year period beginning on the day after the day the shares are issued to the optionee (the later of (i) or (ii) being the "ISO Holding Period"), any gain or loss realized upon such disposition will be long-term capital gain or loss, and the Company (or a subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will be the option price.

Generally, if the shares are disposed of by the optionee in a taxable disposition within (i) the two-year period beginning on the day after the day the option was awarded to the optionee, or (ii) the one-year period beginning on the day after the day the shares are issued to the optionee, the excess, if any, of the amount realized (up to the fair market value of the shares on the exercise date) over the option price will be compensation taxable to the optionee as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions") equal to the amount of ordinary income realized by the optionee. Any amount realized upon such a disposition by the optionee in excess of the fair market value of the shares on the exercise date will be capital gain.

If an optionee has not remained an employee of the Company during the period beginning with the grant of an incentive stock option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised (other than in the case of the optionee's death), the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.

Non-Qualified Stock Options. In general, upon the grant of a non-qualified stock option, an optionee will not recognize any income. At the time a nonqualified option is exercised, the optionee will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions"), in an amount equal to the difference between the fair market value on the exercise date of the shares acquired pursuant to such exercise and the option price. Upon a subsequent disposition of the shares, the optionee will recognize long- or short-term capital gain or loss, depending upon the holding period of the shares. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will be the fair market value of such shares on the exercise date.

Effect of Share-for-Share Exercise. If an optionee elects to tender shares of Common Stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, generally the optionee will not recognize any gain or loss on such tendered shares. However, if the shares tendered in connection with any share-for-share exercise were previously acquired upon the exercise of an incentive stock option, and such share-for-share exercise occurs during the ISO Holding Period for such shares, then there will be a taxable disposition of the tendered shares with the tax consequences described above for the taxable dispositions during the ISO Holding Period of the shares acquired upon the exercise of an incentive stock option.

If the optionee tenders shares upon the exercise of a nonqualified option, the optionee will recognize compensation taxable as ordinary income and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions") in an amount equal only to the fair market value of the number of shares received by the optionee upon exercise which is in excess of the number of tendered shares, less any cash paid by the optionee.

Restricted Shares. A participant will not recognize any income upon the award of restricted shares unless the participant makes an election under Section 83(b) of the Code in respect of such grant, as described below. Unless a participant has made an election under Section 83(b) of the Code in respect of any restricted shares, any dividends received by the participant with respect to restricted shares prior to the date the participant recognizes income with respect to such award (as described below) must be treated by the participant as compensation taxable as ordinary income, and the Company will be entitled to a deduction, in an amount equal to the amount of ordinary income recognized by the participant. After the terms and conditions applicable to the restricted shares are satisfied, or if the participant has made an election under Section 83(b) of the Code in respect of the restricted shares, any dividends received by the participant in respect of such award will be treated as a dividend taxable as ordinary income, and the Company will not be entitled to a deduction in respect of any such dividend payment.

Unless the participant has made an election under Section 83(b) of the Code (as described below), at the time the terms and conditions applicable to the restricted shares are satisfied, a participant will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction, in an amount equal to the then fair market value of the shares of Common Stock for which the terms and conditions applicable to the restricted share award have been satisfied. The participant's tax basis for any such shares of Common Stock would be the fair market value on the date such terms and conditions are satisfied.

A participant may irrevocably elect under Section 83(b) of the Code to recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of such restricted shares (determined without regard to any restrictions thereon) on the date of grant. Such an election must be made by the participant not later than 30 days after the date of grant. If such an election is made, no income would be recognized by the participant (and the Company will not be entitled to a corresponding deduction) at the time the applicable terms and conditions are satisfied. The participant's tax basis for the restricted shares received and for any shares of Common Stock subsequently held in respect thereof would be the fair market value of the restricted shares (determined without regard to any restrictions thereon) on the date of grant. If a participant makes such an election and subsequently all or part of the award is forfeited, the participant will not be entitled to a deduction as a result of such forfeiture.

The holding period for capital gain or loss purposes in respect of the Common Stock underlying an award of restricted shares shall commence when the terms and conditions applicable to the restricted shares are satisfied, unless the participant makes a timely election under Section 83(b) of the Code. In such case, the holding period will commence immediately after the grant of such restricted shares.

Performance Units. A participant will not recognize any income upon the award of a performance unit. If the performance goals applicable to the performance unit are achieved during the applicable performance period and such performance units are earned, a participant will recognize compensation taxable as ordinary income when he or she receives payment with respect to such performance unit, and at such time the Company will be entitled to a deduction equal to the amount of cash or the then fair market value of unrestricted Common Stock received by the participant in payment of the performance units. The participant's tax basis for any such shares of Common Stock would be the fair market value on the date such unrestricted shares are transferred to the participant. If all or a portion of the performance units are paid in restricted shares, see "Restricted Shares" above for a discussion of the applicable tax treatment.

Limits on Deductions. Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the four other most highly paid executive officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year, except that qualified performance-based compensation will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.

The Company has structured the Plan so that the Company may claim a deduction in connection with (i) the exercise of non-qualified stock0 options and/or SARs,
(ii) the disposition during the ISO Holding Period by an optionee of shares acquired upon the exercise of incentive stock options, and (iii) the payment of any performance units, provided that, in each case, the requirements imposed on qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder are satisfied with respect to such awards. Because restricted share awards under the Plan are not deemed to be qualified performance-based compensation under Section 162(m) of the Code, amounts for which the Company may claim a deduction upon the lapse of any restrictions on such restricted share awards will be subject to the limitations on deductibility under Section 162(m).

Additional Information. The recognition by an employee of compensation income with respect to a grant or an award under the Plan will be subject to withholding for federal income and employment tax purposes. If an employee, to the extent permitted by the terms of a grant or award under the Plan, uses shares of Common Stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of Common Stock.

If the provisions of the Plan relating to a change in control become applicable, certain compensation payments or other benefits received by "disqualified individuals" (as defined in Section 280G(c) of the Code) under the Plan or otherwise may cause or result in "excess parachute payments" (as defined in Section 280G(b)(I) of the Code). Pursuant to Section 280G of the Code, any amount that constitutes an excess parachute payment is not deductible by the Company. In addition, Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such excess parachute payment received by such a disqualified individual, and any such excess parachute payments will not be deductible by the Company (or a subsidiary).

               2002 AWARDS UNDER THE 1999 LONG-TERM INCENTIVE PLAN

     During the last fiscal year, the executive officers named in the Summary Compensation Table were granted the number of options set forth in the Option Grant Table under the Plan, and the current executive officers as a group were granted 120,000 options in the aggregate under the Plan. The current directors who are not executive officers were granted no options under the Plan, and all employees who are not executive officers were granted 195,500 options in the aggregate. Mr. Jenkins also received 25,000 restricted shares under the Plan in 2002. All employees who are not executive officers were granted 471,391 shares of restricted stock under the Plan in 2002.

                                 PROPOSAL NO. 3
                                 ADOPTION OF THE
                          SENIOR MANAGEMENT BONUS PLAN

     The Board adopted the Senior Management Bonus Plan (the "Management Bonus Plan") on March 10, 2003, subject to approval by the Company's shareholders. The Management Bonus Plan provides for the issuance of awards of annual cash incentive compensation to senior executives of the Company. The Company's shareholders are now requested to approve the Management Bonus Plan. A general description of the purpose and principal terms of the Management Bonus Plan is set forth below. The full text of the Management Bonus Plan is set forth as Exhibit B hereto.

     The Management Bonus Plan will not be effective unless and until it is approved by the affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal by the holders of the shares of Common Stock entitled to vote thereat.

     THE BOARD RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR THE ADOPTION OF THE SENIOR MANAGEMENT BONUS PLAN.

                     SUMMARY OF SENIOR MANAGEMENT BONUS PLAN

     PURPOSE. The Management Bonus Plan will permit the Company to provide senior officers of the Company with the incentive to assist the Company in meeting and exceeding its business goals. The Management Bonus Plan is intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code. Section 162(m) eliminates a federal income tax deduction for annual compensation in excess of one million dollars paid by the Company to any officer named in the Summary Compensation Table unless that compensation is paid on account of attainment of one or more "performance-based" goals. One requirement for compensation to be performance-based is that the compensation is paid pursuant to a plan that the shareholders have approved.

     ADMINISTRATION. The Compensation Committee, which is composed solely of non-employee Directors, will administer the Management Bonus Plan. The Compensation Committee may permit any executive officer of the Company to participate in the Management Bonus Plan. It is anticipated that the participants will include the executive officers required to be named in the Executive Compensation Table in the proxy statement.

     PERFORMANCE TARGETS. The awards under the Management Bonus Plan may only be paid if the performance targets for the performance period are attained. The Compensation Committee will establish the performance targets for the performance period no later than 90 days after the beginning of the performance period. The performance targets shall be based on one or more of the following business criteria: (a) earnings, (b) revenues, (c) stock price, (d) earnings per share, (e) return on equity, (f) return on capital, (g) total shareholder return, (h) before or after tax profit margins, (i) book value per share, (j) expense management, (k) budget comparison, (l) improvements in capital structure and (m) the relative performance of the Company against a peer group of companies on any of the measures above.

     DETERMINATION OF AWARDS. For each participant, the Compensation Committee will establish a target award for attainment of each performance target, percentages of the target award for various levels of performance and a threshold level of performance below which no bonus payment may be made. The Compensation Committee has the discretion to decrease or eliminate, though not increase, the amount of any award. In no event will a participant receive awards during a performance period that exceed $5 million in the aggregate.

     PRORATED AWARDS. A participant must be employed at the end of the performance period to receive an award under the Management Bonus Plan, unless the participant dies, becomes disabled or retires, in which event the award will be prorated. In the event that a person is hired or promoted into a position eligible for the Management Bonus Plan after the beginning of a performance period, the Compensation Committee may allow such person to participate during that performance period and be eligible for a prorated award based on the target award established for similarly situated participants.

     AMENDMENT OR TERMINATION. The Board or the Compensation Committee can terminate, suspend or amend the Management Bonus Plan at any time. However, no amendment which requires shareholder approval in order for the Management Bonus Plan to continue to comply with Section 162(m) of the Code will be effective until approved by the shareholders.

     NO LIMITS ON OTHER AWARDS AND PLANS. The Company retains the discretion of establishing other incentive compensation or paying other cash bonuses to employees who are also participating in the Management Bonus Plan.

     NEW BENEFITS UNDER THE MANAGEMENT BONUS PLAN. Awards under the Management Bonus Plan will be based on the Company's future performance. No incentive compensation under these terms has yet been earned by any participant because the performance period for 2003 has not yet been completed. Accordingly, the amount of awards to be paid in the future to the participants cannot be determined at this time. Actual awards will depend on the Company's actual performance and whether the Compensation Committee elects to reduce such amounts.

                                 PROPOSAL NO. 4
                   ADOPTION OF THE 2003 DIRECTORS' STOCK PLAN

     The Board adopted the 2003 Directors' Stock Plan (the "Directors' Plan") on March 10, 2003, subject to the approval of the Company's shareholders. The Company's shareholders are now requested to approve the Directors' Plan, which is set forth as Exhibit C hereto.

     The Directors' Plan will not be effective unless and until it is approved by the affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal by the holders of the shares of Common Stock entitled to vote thereat. If the Directors' Plan receives shareholder approval, each of the two current Non-Employee Directors who will continue service as a director after the Annual Meeting and each of the two persons who will become Non-Employee Director upon election at the Annual Meeting will be granted an option to purchase 1,000 shares of Common Stock on the date of the Annual Meeting on the terms described below. If stockholder approval of the Directors' Plan is not obtained, no such grants will be made.

     THE BOARD RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR ADOPTION OF THE 2003 DIRECTORS' STOCK PLAN.

     Set forth below for the convenience of the Company's shareholders is the description of the Directors' Plan.

                                     PURPOSE

     The purpose of the Directors' Plan is to promote the interests of the Company, its subsidiaries and its shareholders by further aligning the intentions of directors with those of the Company's shareholders. To do this, the Directors' Plan offers equity-based opportunities providing directors with a proprietary interest in maximizing the growth, profitability and overall success of the Company.

                                NUMBER OF SHARES

     The maximum number of shares of Common Stock as to which awards could be granted may not exceed 100,000 shares. The limits on the numbers of shares that can be issued are subject to proportional adjustment to reflect certain stock changes, such as stock dividends and stock splits.

     If, however, any awards expire or terminate unexercised, the shares of Common Stock allocable to the unexercised or terminated portion of such award shall again be available for awards under the Directors' Plan to the extent of such expiration or termination, subject to certain limitations under the Directors' Plan.

                         ADMINISTRATION AND ELIGIBILITY

     The administration, interpretation and operation of the Directors' Plan will be vested in the Board. The day-to-day administration of the Directors' Plan will be carried out by persons other than members of the Board designated by the Board. Each Non-Employee Director shall be eligible to receive awards under the Directors' Plan.

                        AWARDS UNDER THE DIRECTORS' PLAN

     Both stock options and restricted shares may be awarded under the Directors' Plan. Each type of award is described below. All awards will be evidenced by an agreement approved by the Board.

     Each person who is or becomes a Non-Employee Director on the date of an annual meeting of the Company's shareholders and whose service will continue after such meeting shall be eligible to receive a grant of restricted shares and options to purchase shares of Common Stock. The number of options or restricted shares to be awarded is within the discretion of the Board, except that no Non-Employee Director may receive an option covering more than 5,000 shares or 2,000 shares of restricted stock. The Directors' Plan will also permit the Board to allow each Non-Employee Director to elect to receive all or a portion of his or her annual cash retainer in the form of restricted shares. The Board shall determine the terms of such restricted shares.

                               STOCK OPTION AWARDS

     The exercise price of all options granted under the Directors' Plan shall be equal to the fair market value of a share of Common Stock on the date of grant. Each option will have a term of ten years and will vest as to one-third of the shares on the first three anniversaries of the grant date. Payment for the upon exercise of an option may be made either in cash, by certified check, bank draft, or money order by delivery of shares of Common Stock already owned by the Non-Employee Director for at least six months, or, if permitted by the Board and applicable law, some other form of payment acceptable to the Board. Unless the Board establishes otherwise, the options granted under the Directors' Plan shall not entitle a Non-Employee Director to receive dividend equivalents with respect to his or her shares subject to the option.

                             RESTRICTED SHARE AWARDS

     Restricted share awards are grants of Common Stock made to a Non-Employee Director subject to conditions established by the Board in the relevant award agreement. The restricted shares only become unrestricted in accordance with the conditions and vesting schedule, if any, provided in the relevant award agreement, but in no event shall restricted shares vest prior to six months after the date of grant. A Non-Employee Director may not sell or otherwise dispose of restricted shares until the conditions imposed by the Board have been satisfied. Restricted share awards under the Directors' Plan may be granted alone or in addition to stock options. Restricted shares which vest will be reissued as unrestricted Common Stock. Each Non-Employee Director who receives a grant of restricted shares will have the right to receive all dividends and vote or execute proxies for such shares. Any stock dividends will be treated as additional restricted shares.

                           FORFEITURE UPON TERMINATION

     If a person ceases to be a Non-Employee Director on the Board for any reason (other than death or total disability), any unexercisable stock option shall be forfeited and canceled by the Company. Such Non-Employee Director's right to exercise any then-exercisable stock option will terminate 90 days after the date of such termination (but not beyond the stated term of such stock option). If a Non-Employee Director dies or becomes totally disabled, such director (or the estate or other legal representative of the Non-Employee Director), to the extent the stock options are exercisable immediately prior to the date of death or total disability, will be entitled to exercise any stock options at any time within the one-year period following such death or disability, but not beyond the stated term of such stock option.

     If a person ceases to be a Non-Employee Director on the Board for any reason (other than death or total disability) prior to the lapsing of any applicable restriction period, or the satisfaction of any other restrictions, applicable to any grant of restricted shares, such restricted shares will be forfeited by such Non-Employee Director. In the case of death or total disability of a Non-Employee Director, he or she (or the estate or other legal representatives of the Non-Employee Director) shall become 100% vested in any restricted shares as of the date of termination.

                                CHANGE OF CONTROL

     If a Change of Control, as defined in the Directors' Plan, occurs (i) all stock options then unexercised and outstanding will become fully vested and exercisable and (ii) all restrictions, terms and conditions applicable to restricted shares then outstanding will be deemed lapsed and satisfied, each as of the date of the Change of Control.

                          RECAPITALIZATION ADJUSTMENTS

     In the event of any change in capitalization affecting the Common Stock of the Company, including without limitation, a distribution, recapitalization, stock split, reverse stock split, consolidation, subdivision, split-up, spin-off, split-off, combination, or exchange of Common Stock or other corporate transaction or event that affects the Common Stock such that an adjustment is determined by the Board, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Directors' Plan, the Board may, in any manner that it in good faith deems equitable, adjust any or all of (i) the maximum number of shares of Common Stock of the Company with respect to which awards may be granted, (ii) the number of shares of Common Stock of the Company (or number and kind of other securities or property) subject to outstanding awards, and (iii) the exercise price or other price per share with respect to any outstanding awards.

                                     MERGERS

     If the Company enters into or is involved in any merger, reorganization or other business combination with any person or entity (a "Merger Event") and the Company will be or is the surviving entity, the Board may, as of the date of such Merger Event, replace such stock options with substitute stock options in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected stock options granted hereunder as of the date of the consummation of the Merger Event. If any Merger Event occurs, the Company has the right, but not the obligation, to pay to each affected Non-Employee Director an amount in cash or certified check equal to the excess of the fair market value of the Common Stock underlying any unexercised stock options (whether then exercisable or not) over the aggregate exercise price of such unexercised stock options. If, in the case of a Merger Event in which the Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or certified check payment described above, the Company shall compel and obligate, as a condition of the consummation of the Merger Event that the surviving entity grant substitute stock options in the manner described in the Directors' Plan. Upon receipt by any affected Non-Employee Director of any such substitute stock options (or payment) as a result of any such Merger Event, such Non-Employee Director's affected stock options for which such substitute options (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Non-Employee Director.

                   AMENDMENT, SUSPENSION OR TERMINATION OF THE
                                 DIRECTORS' PLAN

     The Board may suspend or terminate the Directors' Plan (or any portion thereof) at any time and may amend the Directors' Plan at any time and from time to time in such respects as the Board may deem advisable to ensure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Non-Employee Directors to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially adversely effect the rights of any Non-Employee Director under any outstanding Stock Options or Restricted Share grants, without the consent of such Non-Employee Director or
(y) be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange rule (such as increasing the number of shares of Common Stock that may be issued under the Directors' Plan.

                 CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE
                                 DIRECTORS' PLAN

     The following is a brief and general summary of some United States federal income tax consequences applicable to the Directors' Plan. The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction. Because the tax consequences of events and transactions under the Directors' Plan depend upon various factors, including an individual's own tax status, each Non-Employee Director who receives an award under the Directors' Plan should consult a tax advisor.

                                  STOCK OPTIONS

     Options granted under the Directors' Plan will be "non-qualified" sock options and are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. In general, upon the grant of a non-qualified stock option, an optionee will not recognize any income. At the time a nonqualified option is exercised, the optionee will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction in an amount equal to the difference between the fair market value on the exercise date of the shares acquired pursuant to such exercise and the option price. Upon a subsequent disposition of the shares, the optionee will recognize long- or short-term capital gain or loss, depending upon the holding period of the shares. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will be the fair market value of such shares on the exercise date.

     If an optionee elects to tender shares of Common Stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, generally the optionee will not recognize any gain or loss on such tendered shares. If the Non-Employee Director tenders shares upon the exercise of an option, he or she will recognize compensation taxable as ordinary income and the Company generally will be entitled to a deduction in an amount equal only to the fair market value of the number of shares received by the Non-Employee Director upon exercise which is in excess of the number of tendered shares, less any cash paid by the Non-Employee Director.

     If a Non-Employee Director makes a timely election to receive additional options in lieu of a portion of his or her annual cash retainer, there will be no income realized upon grant of the options. The income tax consequences upon the exercise of such options will be as described above.

                                RESTRICTED SHARES

     A Non-Employee Director will not recognize any income upon the award of restricted shares unless the Non-Employee Director makes an election under
Section 83(b) of the Code in respect of such grant, as described below. Unless a Non-Employee Director has made an election under Section 83(b) of the Code in respect of any restricted shares, any dividends received by the Non-Employee Director with respect to restricted shares prior to the date the Non-Employee Director recognizes income with respect to such award (as described below) must be treated by the Non-Employee Director as compensation taxable as ordinary income, and the Company will be entitled to a deduction, in an amount equal to the amount of ordinary income recognized by the Non-Employee Director. After the terms and conditions applicable to the restricted shares are satisfied, or if the Non-Employee Director has made an election under Section 83(b) of the Code in respect of the restricted shares, any dividends received by the Non-Employee Director in respect of such award will be treated as a dividend taxable as ordinary income, and the Company will not be entitled to a deduction in respect of any such dividend payment.

     Unless the Non-Employee Director has made an election under Section 83(b) of the Code (as described below), at the time the terms and conditions applicable to the restricted shares are satisfied, a Non-Employee Director will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction, in an amount equal to the then fair market value of the shares of Common Stock for which the terms and conditions applicable to the restricted share award have been satisfied. The Non-Employee Director's tax basis for any such shares of Common Stock would be the fair market value on the date such terms and conditions are satisfied.

     A Non-Employee Director may irrevocably elect under Section 83(b) of the Code to recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of such restricted shares (determined without regard to any restrictions thereon) on the date of grant. Such an election must be made by the Non-Employee Director not later than 30 days after the date of grant. If such an election is made, no income would be recognized by the Non-Employee Director (and the Company will not be entitled to a corresponding deduction) at the time the applicable terms and conditions are satisfied. The Non-Employee Director's tax basis for the restricted shares received and for any shares of Common Stock subsequently held in respect thereof would be the fair market value of the restricted shares (determined without regard to any restrictions thereon) on the date of grant. If a Non-Employee Director makes such an election and subsequently all or part of the award is forfeited, the Non-Employee Director will not be entitled to a deduction as a result of such forfeiture.

     The holding period for capital gain or loss purposes in respect of the Common Stock underlying an award of restricted shares shall commence when the terms and conditions applicable to the restricted shares are satisfied, unless the Non-Employee Director makes a timely election under Section 83(b) of the Code. In such case, the holding period will commence immediately after the grant of such restricted shares.

                                 280G EXCISE TAX

If the provisions of the Directors' Plan relating to a change in control become applicable, certain compensation payments or other benefits received by "disqualified individuals" (as defined in Section 280G(c) of the Code) under the Directors' Plan or otherwise may cause or result in "excess parachute payments" (as defined in Section 280G(b)(I) of the Code). Pursuant to Section 280G of the Code, any amount that constitutes an excess parachute payment is not deductible by the Company. In addition, Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such excess parachute payment received by such a disqualified individual, and any such excess parachute payments will not be deductible by the Company (or a subsidiary).

                NEW BENEFITS UNDER THE 2003 DIRECTORS' SHARE PLAN

If the Directors' Plan is approved by the shareholders at the Annual Meeting, each Non-Employee Director who continues to serve on the Board after the Annual Meeting and each other person elected to be a Non-Employee Director at the Annual Meeting will receive an option to purchase 1,000 shares of Common Stock but will not receive any restricted shares of Common Stock on the date of the Annual Meeting.

                                           NUMBER OF                NUMBER OF
                                      SECURITIES UNDERLYING         RESTRICTED
                                         OPTIONS GRANTED          SHARES GRANTED
     NAME AND POSITION                         (#)                      (#)
-----------------------------         ---------------------       --------------
All Nonemployee Directors (4)                 4,000                      0

Because Non-Employee Directors have the opportunity to elect to exchange a portion of their annual cash retainer for restricted shares, the remaining benefits that may be received by Non-Employee Directors under the Directors' Plan are not determinable.

                                  OTHER MATTERS

     At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Meeting. If any other business should come before the Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

     If a shareholder intends to present a proposal at the Company's Annual Meeting of Shareholders to be held in 2004 and seeks to have the proposal included in the Company's proxy statement relating to that meeting, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, the proposal must be received by the Company no later than the close of business on December 26, 2003. If a shareholder wishes to present a matter at the Company's Annual Meeting of Shareholders to be held in 2003 that is outside of the processes of Rule 14a-8, the proposal must be received by the Company no earlier than February 20, 2004 and no later than the close of business on March 12, 2004. After that date, the proposal will be considered untimely and the Company's proxies will have discretionary voting authority with respect to such matter.

     You are urged to sign and to return your Proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Meeting.

                                              By Order of the Board of Directors
                                              /s/ Stephen P. Wink
                                              Secretary

March 28, 2003

                                    EXHIBIT A

                                     CHARTER
                                 AUDIT COMMITTEE
                        (Revised as of November 22, 2002)

                           FIRST ALBANY COMPANIES INC.

PURPOSE

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other uses thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the Company's audit and compliance programs as established by management and the Board.

MEMBERSHIP

     The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

     Accordingly, all of the members will be directors:

     1.Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

     2.Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

     In addition, at least one member of the Committee will have accounting or related financial management expertise.

FUNCTIONS

     The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

Outside Auditors and Audit Process

- The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

     - In this connection, the Committee shall consider such matters as the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

- The Committee shall review the outside auditors' compensation and the proposed terms of their engagement, and consider their audit plan and procedures and review any problems arising from the annual audit examination.

-    The Committee shall:

     - Request from the outside auditors annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Board Standard Number 1;

     - Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

     - Approve the retention of the outside auditor for any non-audit service and the fee for such service.

     - Consider the need for guidelines for the Company's hiring of employees of the outside auditor who were engaged on the Company's account.

Financial Statements

- The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No.61. The Committee shall determine whether to recommend inclusion of these financial statements in these reports.

- The Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and

     Exchange Commission and the matters required to be discussed by SAS No.61, prior to the Company's filing of the Form 10-Q.

- The Committee shall consider major changes and other major questions of choice respecting the appropriate accounting principles, estimates and practices to be applied in the preparation of the corporation's financial statements.

- The Committee shall review material pending legal proceedings involving the Company and consider other contingent liabilities, as well as other risks and exposures, that may have a material impact on the financial statements.

- The Committee shall review with management and the outside auditors the financial statement effects of pending regulatory and accounting initiatives.

- The Committee shall review off-balance sheet structures on the Company's financial statements.

- The Committee shall review any significant disputes between management and the external auditor that arose in connection with the preparation of the Company's financial statements.

- The Committee shall prepare an Audit Committee Report for inclusion in the Company's proxy statement.

Internal Controls

- The Committee shall consider the quality and adequacy of the Company's internal controls.

- The Committee shall review the adequacy of the staffing and budget of the Company's internal audit staff.

- The Committee shall advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

- The Committee shall obtain reports from management, the Company's senior internal auditing executive and the outside auditors that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct, including disclosure of insider and affiliated party transactions.

- The Committee shall inquire into evidence of illegal conduct or non-compliance with Company policies.

-    The Committee shall review related party transactions.

PROCEDURES

- In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose.

- The Committee shall have the authority to retain such outside counsel, experts and other advisors as it determines appropriate to assist in the full performance of its functions.

- The Committee shall meet as often as deemed necessary or appropriate in its judgment, generally at least four times each year, either in person or by phone. The Committee shall meet with the outside auditors at least quarterly.

- The Committee shall meet on occasion with the external and internal auditors outside the presence of senior management.

- The Committee shall review with the outside auditors any problems or difficulties the auditors may have encountered and any management letter provided by the auditors and the Company's response to that letter.

-    The Committee shall review the adequacy of this Charter on an annual basis.

                                    EXHIBIT B

                           FIRST ALBANY COMPANIES INC.

                          SENIOR MANAGEMENT BONUS PLAN
                           (EFFECTIVE JANUARY 1, 2003)

SECTION 1. PURPOSE.

     The purpose of the Senior Management Bonus Plan (the "PLAN") is to promote the interests of First Albany Companies Inc. (the "COMPANY") by providing senior officers of the Company with incentive, to assist the Company in meeting and exceeding its business goals.

SECTION 2. ADMINISTRATION.

     (a) The Plan shall be administered by the Executive Compensation Committee (the "COMMITTEE") of the Board of Directors of the Company (the "BOARD") from among its members and shall be comprised of not fewer than two members who shall be "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "CODE"), and the regulations thereunder.

     (b) The Committee may, subject to the provisions of the Plan, establish, adopt or revise rules and regulations relating to the Plan or take such actions as it deems necessary or advisable for the proper administration of the Plan. The Committee shall have the authority to interpret the Plan in its absolute discretion. Each interpretation made or action taken by the Committee pursuant to the Plan shall be final and conclusive for all purposes and binding upon all Participants (as defined in Section 3) or former Participants and their successors in interest.

     (c) Neither the Committee nor any member of the Committee shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law.

SECTION 3. ELIGIBILITY.

     Awards may be granted only to employees of the Company who are executive officers of the Company and who are selected for participation in the Plan by the Committee. A qualifying employee selected by the Committee to participate in the Plan shall be a "PARTICIPANT" in the Plan.

SECTION 4. AWARD CRITERIA.

      The Committee may grant performance-based awards ("AWARDS") to Participants with respect to each fiscal year of the Company, or a (each such fiscal year or a portion thereof portion thereof to constitute a "PERFORMANCE PERIOD"), subject to the terms and conditions of the Plan. All Awards shall be settled in cash. Within 90 days after the beginning of a Performance Period, the Committee shall establish (a) performance goals and objectives ("PERFORMANCE TARGETS") for the Company for such Performance Period, (b) target awards ("TARGET AWARDS") for each Participant which shall be a specified dollar amount, and (c) schedules or other objective methods for determining the applicable performance percentage ("PERFORMANCE PERCENTAGE") to be applied to each Target Award to which a Performance Target relates in arriving at the actual Award payout amount ("PERFORMANCE SCHEDULES").

SECTION 5. PERFORMANCE TARGETS.

     The Committee shall establish Performance Targets each Performance Period. Such Performance Targets shall be based on one or more of the following business criteria: (a) earnings, (b) revenues, (c) stock price, (d) earnings per share,
(e) return on equity, (f) return on capital, (g) total shareholder return, (h) before or after tax profit margins, (i) book value per share, (j) expense management, (k) budget comparison, (l) improvements in capital structure and (m) the relative performance of the Company against a peer group of companies on any of the measures above. For any Performance Period, Performance Targets may be measured on an absolute basis or relative to internal goals or relative to levels attained in fiscal years prior to the Performance Period, and the Performance Targets may relate to an individual, a business unit or the Company as a whole.

SECTION 6. AWARDS.

     (a) CALCULATION. In the manner required by Section 162(m) of the Code, the Committee shall, promptly after the date on which the necessary financial and other information for a particular Performance Period becomes available, certify the extent to which Performance Targets have been achieved. Using the Performance Schedule, the Committee shall determine the Performance Percentage applicable to each Performance Target and multiply the portion of the Target Award to which the Performance Target relates by such Performance Percentage in order to arrive at the actual Award payout for such portion.

     (b) DISCRETIONARY REDUCTION. The Committee may, in its discretion, reduce or eliminate the amount of any Award payable to any Participant, based on such factors as the Committee may deem relevant, but the Committee may not increase the amount of any Award payable to any Participant above the amount established in accordance with the relevant Performance Targets.

     (c) LIMITATION. The aggregate amount of all Awards under the Plan to any Participant for any Performance Period shall not exceed $5,000,000.

     (d) PAYMENT. The Company shall pay Awards as soon as administratively practical following certification by the Committee of the extent to which the applicable Performance Targets have been achieved and the determination of the actual Awards in accordance with Section 5 and this Section 6.

SECTION 7. EMPLOYMENT REQUIREMENT.

     (a) A person hired or promoted into a position identified in Section 3 ("ELIGIBLE POSITION") during a Performance Period and selected as a Participant for such Performance Period shall be eligible to receive a prorated Award for the period of time the person was employed in an Eligible Position using the Target Award, Performance Percentage and Performance Schedule established for similarly situated Participants.

     (b) To be eligible to receive payment of an Award, the Participant must have remained in the continuous employ of the Company in an Eligible Position through the end of the Performance Period; provided that, in the event that the Participant's employment terminates during the Performance Period due to death, Disability or Retirement, the Committee may, at its sole discretion, authorize the Company to pay on a prorated basis an Award determined in accordance with
Section 6.

     (c) For purposes of this Section 7:

     (i) "DISABILITY" means disability as defined in the Participant's then effective employment agreement, or if the Participant is not then a party to an effective employment agreement with the Company which defines disability, "Disability" means disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, if any. Subject to the first sentence of this paragraph, at any time that the Company does not maintain a long-term disability plan, "Disability" shall mean any physical or mental disability which is determined to be total and permanent by a physician selected in good faith by the Company.

     (ii) "RETIREMENT" means the voluntary retirement by the Participant from active employment with the Company on or after the attainment of (I) age 65, or (II) 60, with the consent of the Board.

SECTION 8. GENERAL PROVISIONS.

     (a) NO RIGHTS TO AWARDS OR CONTINUED EMPLOYMENT. No employee of the Company or any of its subsidiaries shall have any claim or right to receive Awards under the Plan. Neither the Plan nor any action taken under the Plan shall be construed as giving any employee any right to be retained by the Company or any subsidiary of the Company.

     (b) NO LIMITS ON OTHER AWARDS AND PLANS. Nothing contained in this Plan shall prohibit the Company or any of its subsidiaries from establishing other special awards or incentive compensation plans providing for the payment of incentive compensation to employees of the Company and its subsidiaries, including any Participants.

     (c) WITHHOLDING TAXES. The Company shall deduct from all payments and distributions under the Plan any required federal, state or local governments tax withholdings.

     (d) UNFUNDED STATUS OF PLAN. The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

     (e) EFFECTIVE DATE; AMENDMENT. The Plan is effective as of January 1, 2003, subject to approval by the Company's shareholders at the Company's 2003 annual meeting of shareholders. The Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part

     (f) GOVERNING LAW. The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of New York without regard to its conflict of law principles.

     (g) INTERPRETATION. The Plan is designed and intended to comply with
Section 162(m) of the Code and all provisions hereof shall be construed in a manner so to comply.

                                   EXHIBIT C

                           FIRST ALBANY COMPANIES INC.

                     2003 NON-EMPLOYEE DIRECTORS STOCK PLAN

                                    * * * * *

     1. PURPOSE. The purpose of the 2003 Non-Employee Directors Stock Plan (the "Plan") is to promote the interests of First Albany Companies Inc. (the "Company"), its Subsidiaries and its shareholders by further aligning the intentions of directors with those of the Company's shareholders. To do this, the Plan offers equity-based opportunities providing directors with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries.

     2. DEFINITIONS. For purposes of the Plan, the following terms shall have the meanings set forth below:

          2.1 "AWARD" means an award or grant made to a Non-Employee Director under Sections 6 and/or 7 of the Plan.

          2.2 "AWARD AGREEMENT" means the agreement executed by a Non-Employee Director pursuant to Sections 3.2 and 15.6 of the Plan in connection with the granting of an Award.

          2.3 "BOARD" means the Board of Directors of the Company, as constituted from time to time.

          2.4 "CODE" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

          2.5 "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

          2.6 "COMPANY" means First Albany Companies Inc., a New York corporation, or any successor corporation to First Albany Companies Inc.

          2.7 "DISABILITY" means disability as determined by the Board in accordance with standards and procedures similar to those under the Company's long-term disability plan, if any. At any time that the Company does not maintain a long-term disability plan, "Disability" shall mean any physical or mental disability which is determined to be total and permanent by a physician selected in good faith by the Company.

          2.8 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

          2.9 "FAIR MARKET VALUE" means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the Common Stock, as reported on the NASDAQ NMS for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on such exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Board.

          2.10 "NON-QUALIFIED STOCK OPTION" means any stock option that is not an "incentive stock option" within the meaning of Section 422 of the Code.

          2.11 "PLAN" means the First Albany Companies Inc. 2003 Non-Employee Director Stock Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Board with respect thereto).

          2.12 "RESTRICTED SHARES" means the restricted shares of Common Stock granted pursuant to the provisions of Section 7 of the Plan and the relevant Award Agreement.

          2.13 "SERVICE YEAR" means the approximately annual period commencing at an annual meeting of the Company's shareholders and ending at the next annual meeting of the Company's shareholders.

          2.14 "SUBSIDIARY(IES)" means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain.

     3. ADMINISTRATION.

          3.1 ADMINISTRATOR OF THE PLAN. The Plan shall be administered by the Board.

          3.2 PLAN RULES. The Board shall have full power and authority to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Board shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) making Awards in such amounts and form as the Board shall determine, (b) imposing such restrictions, terms and conditions upon such Awards as the Board shall deem appropriate, and (c) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Board may designate persons other than members of the Board to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Board shall not delegate its authority with regard to the granting of any Awards to Non-Employee Directors. Any determination, decision or action of the Board in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Non-Employee Directors and any person(s) claiming under or through any Non-Employee Directors. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Board, by execution of written agreements and/or other instruments in such form as is approved by the Board.

          3.3 LIABILITY LIMITATION. Neither the Board nor any of its members shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

     4. TERM OF PLAN/COMMON STOCK SUBJECT TO PLAN.

          4.1 TERM. The Plan shall terminate at such time as no shares of Common Stock remain available for grant of Awards and no Awards remain outstanding. Outstanding Awards shall remain in effect until they have been exercised, become vested or have terminated or expired.

          4.2 COMMON STOCK. The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 12.2 of the Plan, shall not exceed 100,000 shares. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

          4.3 COMPUTATION OF AVAILABLE SHARES. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise of Options granted under Sections 6 of the Plan and the number of shares of Common Stock issued under grants of Restricted Shares pursuant to Section 7 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled or terminated, the shares of Common Stock which were theretofore subject to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation or termination of such Awards.

     5. ELIGIBILITY. Any member of the Board who is not an employee of the Company or any Subsidiary (a "Non-Employee Director") is eligible to participate in the Plan.

     6. STOCK OPTIONS.

          6.1 TERMS AND CONDITIONS. Stock options granted under the Plan shall be in respect of Common Stock and shall be in the form of Non-Qualified Stock Options. Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Board shall set forth in the relevant Award Agreement.

          6.2 ANNUAL STOCK OPTION GRANT. Each person who is or becomes a Non-Employee Director on the date of an annual meeting of the Company's shareholders and whose service will continue after such meeting shall be granted a Stock Option under the Plan to purchase a number of shares of Common Stock, if any, determined annually by the Board; provided, however, that no Non-Employee Director may receive a Stock Option covering more than 5,000 shares of Common Stock in any Service Year. Any such Stock Options shall be granted as of the date of the annual meeting.

          6.3 EXERCISE PRICE. The exercise price of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Stock Option.

          6.4 TERM. The term of each Stock Option shall be ten (10) years after the date immediately preceding the date on which the Stock Option is granted.

          6.5 METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary's designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft, or money order payable to the order of the Company, by delivery of shares of Common Stock already owned by the Non-Employee Director for at least six (6) months, or, if permitted by the Board (in its sole discretion) and applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment, some other form of payment acceptable to the Board. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

          6.6 EXERCISABILITY. In respect of any Stock Option granted under the Plan, such Stock Option shall become exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option, as determined on the date of grant, as follows:

     - One third (1/3), on the first anniversary of the date of grant of the Stock Option, provided the Non-Employee Director continuously remains a director of the Company;

     - Two thirds (2/3), on the second anniversary of the date of grant of the Stock Option, provided the Non-Employee

          Director continuously remains a director or consultant of the Company;

     - 100%, on the third anniversary of the date of grant of the Stock Option, provided the Non-Employee Director continuously remains a director or consultant of the Company.

Notwithstanding anything to the contrary contained in this Section 6.7, such Stock Option shall become one hundred percent (100%) exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option upon the death or Disability of the Non-Employee Director.

     7. RESTRICTED SHARES.

          7.1 TERMS AND CONDITIONS; ANNUAL GRANT OF RESTRICTED SHARES. Grants of Restricted Shares shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Board shall set forth in the relevant Award Agreement.

          7.2 ANNUAL GRANT OF RESTRICTED SHARES Restricted Shares may be granted alone or in addition to Stock Options. Each person who is or becomes a Non-Employee Director on the date of an annual meeting of the Company's shareholders and whose service will continue after such meeting shall be granted a number of Restricted Shares, if any, determined annually by the Board; provided, however, that no Non-Employee Director may receive more than 2,000 Restricted Shares in any Service Year (not including Restricted Shares granted in lieu of a Non-Employee Director's annual cash retainer pursuant to Section 7.3). Any such Restricted Shares shall be granted as of the date of the annual meeting.

          7.3 ELECTION TO RECEIVE RESTRICTED SHARES IN LIEU OF ANNUAL CASH RETAINER. In addition to any Awards granted pursuant to Sections 6.2 and 7.2, the Board, in its discretion, may permit a Non-Employee Director to elect to receive Restricted Shares in lieu of all or a portion of his or her annual cash retainer. If the Board permits such an election, it, in its discretion, shall determine the appropriate terms of such Restricted Shares. Any such election, if permitted by the Board, shall be made in accordance with such procedures as are adopted from time to time by the Board.

          7.4 RESTRICTIVE LEGEND. With respect to each Non-Employee Director receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of such Non-Employee Director, shall be accompanied by a stock power duly executed by such Non-Employee Director, and shall bear, among other required legends, the following legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the First Albany Companies Inc. 2003 Non-

          Employee Directors Stock Plan and an Award Agreement entered into between the registered owner hereof and First Albany Companies Inc. Copies of such Plan and Award Agreement are on file in the office of the Secretary of First Albany Companies Inc., 30 S. Pearl Street, Albany, New York 12207. First Albany Companies Inc. will furnish to the recordholder of the certificate, without charge and upon written request at its principal place of business, a copy of such Plan and Award Agreement. First Albany Companies Inc. reserves the right to refuse to record the transfer of this certificate until all such restrictions are satisfied, all such terms are complied with and all such conditions are satisfied."

Such stock certificate evidencing such shares shall, in the sole discretion of the Board, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

          7.5 NATURE OF RESTRICTED SHARES. A grant of Restricted Shares is an Award of shares of Common Stock granted to a Non-Employee Director, subject to such restrictions, terms and conditions as the Board deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Non-Employee Director deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited if the Non-Employee Director ceases to be a director for specified reasons within a specified period of time or for other reasons.

          7.6 RESTRICTION PERIOD. In accordance with this Section 7 of the Plan and unless otherwise determined by the Board (in its sole discretion) at any time and from time to time, Restricted Shares shall only become unrestricted and vested in the Non-Employee Director in accordance with such vesting schedule relating to such Restricted Shares, if any, as the Board may establish in the relevant Award Agreement (the "Restriction Period"). Notwithstanding the preceding sentence, in no event shall the Restriction Period be less than six (6) months after the date of grant. During the Restriction Period, such stock shall be and remain unvested and a Non-Employee Director may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Non-Employee Director shall be entitled to receive payment of the Restricted Shares or a portion thereof, as the case may be, as provided in Section 7.7 of the Plan.

          7.7 PAYMENT OF RESTRICTED SHARE GRANTS. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Board in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 7.4 of the Plan, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Non-Employee Director.

          7.8 SHAREHOLDER RIGHTS. A Non-Employee Director shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a shareholder of such stock (except as such rights are limited or restricted under the Plan or in the relevant Award Agreement). Any stock dividends paid in respect of unvested Restricted Shares shall be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.

     8. DEFERRAL ELECTIONS. The Board may permit a Non-Employee Director to elect to defer receipt of any payment of cash or any delivery of shares of Common Stock that would otherwise be due to such Non-Employee Director by virtue of the exercise or settlement of any Award made under the Plan. If any such election is permitted, the Board shall establish rules and procedures for such deferrals, including, without limitation, the payment or crediting of reasonable interest on such deferred amounts credited in cash, and the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Board may also provide in the relevant Award Agreement for a tax reimbursement cash payment to be made by the Company in favor of any Non-Employee Director in connection with the tax consequences resulting from the grant, exercise or settlement of any Award made under the Plan.

     9. DIVIDEND EQUIVALENTS. In addition to the provisions of Section 7.8 of the Plan, Awards of Stock Options may, in the sole discretion of the Board and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Non-Employee Director shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Board shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, the timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

     10. TERMINATION OF SERVICE.

          10.1 OPTIONS. If a Non-Employee Director ceases to be a member of the Board for any reason, any then unexercisable Stock Options shall be forfeited and cancelled by the Company. Except as otherwise provided in this Section 10.1, if a Non Employee Director ceases to be a member of the Board for any reason, such Non-Employee Director's rights, if any, to exercise any then exercisable Stock Options, if any, shall terminate ninety
     (90) days after the date of such termination of service (but not beyond the stated term of any such Stock Option as determined under Sections 6.5) and thereafter such Stock Options shall be forfeited and cancelled by the Company. If a Non-Employee Director ceases to be a member of the Board due to death or Disability, a Non-Employee Director (and such Non-Employee Director's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Board) shall have the right, to the extent exercisable immediately prior to any such termination of service, to exercise such Stock Options, if any, at any time within the one
     (1) year period following such termination due to death or Disability (but not beyond the term of any such Stock Option as determined under Sections 6.5).

          10.2 RESTRICTED SHARES. If a Non-Employee Director ceases to be a member of the Board for any reason (other than due to Disability or death) prior to the satisfaction and/or lapse of the restrictions, terms and conditions applicable to a grant of Restricted Shares, such Restricted Shares shall immediately be cancelled and the Non-Employee Director (and such Non-Employee Director's estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Shares. If the Non-Employee Director ceases to be a member of the Board due to death or Disability, the Non-Employee Director shall become 100% vested in any such Non-Employee Director's Restricted Shares as of the date of any such termination.

     11. NON-TRANSFERABILITY OF AWARDS. No Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Non-Employee Director or any beneficiary(ies) of any Non-Employee Director, except by testamentary disposition by the Non-Employee Director or the laws of intestate succession; provided, however, that an Award may be transferred to a Non-Employee Director's family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Non-Employee Director's debts, judgements, alimony, or separate maintenance. During the lifetime of a Non-Employee Director, Stock Options are exercisable only by the Non-Employee Director.

     12. CHANGES IN CAPITALIZATION AND OTHER MATTERS.

          12.1 NO CORPORATE ACTION RESTRICTION. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Non-Employee Director, beneficiary or any other person shall have any claim against any member of the Board, the Company or any Subsidiary, or any employees, officers or agents of the Company or any Subsidiary, as a result of any such action.

          12.2 RECAPITALIZATION ADJUSTMENTS. In the event of any change in capitalization affecting the Common Stock of the Company, including, without limitation, a distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Common Stock, the Board shall authorize and make such proportionate adjustments, if any, as the Board deems appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which Awards in respect thereof may be granted under the Plan, the maximum number of shares of the Common Stock which may be granted or awarded to any

     Non-Employee Director, the number of shares of the Common Stock covered by each outstanding Award, and the exercise price or other price per share of Common Stock in respect of outstanding Awards. Notwithstanding the foregoing, in the event of a stock dividend, the proportionate adjustments described in this Section 12.2 shall occur automatically, without any Board action being required.

          12.3 CERTAIN MERGERS.

               12.3.1 If the Company enters into or is involved in any merger, reorganization or other business combination with any person or entity (such merger, reorganization or other business combination to be referred to herein as a "Merger Event") and as a result of any such Merger Event the Company will be or is the surviving corporation, a Non-Employee Director shall be entitled, as of the date of the execution of the agreement evidencing the Merger Event (the "Execution Date") and with respect to both exercisable and unexercisable Stock Options (but only to the extent not previously exercised), to receive substitute stock options in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in this Section 12.3, if any Merger Event occurs, the Company shall have the right, but not the obligation, to pay to each affected Non-Employee Director an amount in cash or certified check equal to the excess of the Fair Market Value of the Common Stock underlying any affected unexercised Stock Options or as of the Execution Date (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options, as the case may be.

               12.3.2 If, in the case of a Merger Event in which the Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or certified check payment described in Section 12.3.1 of the Plan, the Company shall compel and obligate, as a condition of the consummation of the Merger Event, the surviving or resulting corporation and/or the other party to the Merger Event, as necessary, or any parent, subsidiary or acquiring corporation thereof, to grant, with respect to both exercisable and unexercisable Stock Options (but only to the extent not previously exercised), substitute stock options in respect of the shares of common or other capital stock of such surviving or resulting corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options previously granted hereunder as of the date of the consummation of the Merger Event.

               12.3.3 Upon receipt by any affected Non-Employee Director of any such cash, certified check, or substitute stock options as a result of any such Merger Event, such Non-Employee Director's affected Stock Options for which such cash, certified check or substitute awards was received shall be thereupon cancelled without the need for obtaining the consent of any such affected Non-Employee Director.

               12.3.4 The foregoing adjustments and the manner of application of the foregoing provisions, including, without limitation, the issuance of any substitute stock options, shall be determined in good faith by the Board in its sole discretion. Any such adjustment may provide for the elimination of fractional shares.

     13. CHANGE OF CONTROL.

          13.1 ACCELERATION OF AWARDS VESTING. Anything in the Plan to the contrary notwithstanding, if a Change of Control of the Company occurs (a) all Stock Options then unexercised and outstanding shall become fully vested and exercisable as of the date of the Change of Control and (b) all restrictions, terms and conditions applicable to all Restricted Shares then outstanding shall be deemed lapsed and satisfied as of the date of the Change of Control. The immediately preceding sentence shall apply to only those Non-Employee Directors (i) who are serving on the Board as of the date of the Change of Control or (ii) to whom Section 13.3 below is applicable.

          13.2 PAYMENT AFTER CHANGE OF CONTROL. Notwithstanding anything to the contrary in the Plan, within thirty (30) days after a Change of Control occurs, (a) the holder of an Award of Restricted Shares vested under
     Section 13.1(b) above shall receive a new certificate for such shares without the legend set forth in Section 7 of the Plan (and, in the case only of a Change of Control under Section 13.3.1 of the Plan, such holder shall have the right, but not the obligation, to elect, within ten (10) business days after the Non-Employee Director has actual or constructive knowledge of the occurrence of such Change of Control, to require the Company to purchase such shares from the Non-Employee Director at their then Fair Market Value and (b) in the case only of a Change of Control under Section 13.3.1 of the Plan, the holders of any Stock Options shall have the right, but not the obligation, to elect, within ten (10) business days after the Non-Employee Director has actual or constructive knowledge of the occurrence of such Change of Control, to require the Company to purchase such Stock Options from the Non-Employee Director for an aggregate amount equal to the then aggregate Fair Market Value of the Common Stock underlying such Stock Option tendered, less the aggregate exercise price of such tendered Stock Option.

          13.3 CHANGE OF CONTROL. For the purpose of this Agreement, "Change of Control" shall mean:

               13.3.1 The acquisition, after the effective date of the Plan, by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (a) the shares of the Common Stock, or (b) the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition by any individual who, on the effective date of the Plan, beneficially owned 10% or more of the Common Stock, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (iii) any acquisition by any underwriter in connection with any firm commitment underwriting of securities to be issued by the Company, or (iv) any acquisition by any corporation if, immediately following such acquisition, more than 70% of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation (entitled to vote generally in the election of directors), is beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who, immediately prior to such acquisition, were the beneficial owners of the Common Stock and the Voting Securities in substantially the same proportions, respectively, as their ownership, immediately prior to such acquisition, of the Common Stock and Voting Securities; or

               13.3.2 Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease thereafter for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by at least a majority of the directors then serving and comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

               13.3.3 Approval by the shareholders of the Company of a reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Common Stock and Voting Securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation more than 70% of the then outstanding common stock and voting securities (entitled to vote generally in the election of directors) of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock and the Voting Securities; or

               13.3.4 Approval by the shareholders of the Company of (a) a complete liquidation or substantial dissolution of the Company, or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a Subsidiary, wholly-owned, directly or indirectly, by the Company.

     14. AMENDMENT, SUSPENSION AND TERMINATION.

          14.1 IN GENERAL. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to ensure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Non-Employee Directors to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially adversely effect the rights of any Non-Employee Director under any outstanding Stock Options or Restricted Share grants, without the consent of such Non-Employee Director or (y) be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange rule.

          14.2 AWARD AGREEMENT MODIFICATIONS. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after grant, unless the same is consistent with the provisions of the Plan.

     15. MISCELLANEOUS.

          15.1 NO RIGHT TO REELECTION. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any Non-Employee Director any right to remain a member of the Board for any period of time, nor shall it create any obligation on the part of the Board to nominate any of its members for reelection by the Company's shareholders.

          15.2 UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Non-Employee Director (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Non-Employee Director, any beneficiary thereof or any other person.

          15.3 PAYMENTS TO A TRUST. The Board is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Board may make payments of amounts due or to become due to any Non-Employee Directors under the Plan.

          15.4 OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate directors.

          15.5 LISTING, REGISTRATION AND OTHER LEGAL COMPLIANCE. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Board may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Board may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Board may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Non-Employee Director with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Non-Employee Director (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. Transactions under the Plan are intended to comply with all applicable conditions of SEC Rule 16b-3. To the extent any provision of the Plan or any action by the administrators of the Plan fails to so comply with such rule, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

          15.6 AWARD AGREEMENTS. Each Non-Employee Director receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Board. Each such Non-Employee Director shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

          15.7 DESIGNATION OF BENEFICIARY. Each Non-Employee Director to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Non-Employee Director's death. At any time, and from time to time, any such designation may be changed or cancelled by the Non-Employee Director without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Board and shall not be effective until received by the Board. If no beneficiary has been designated by a deceased Non-Employee Director, or if the designated beneficiaries have predeceased the Non-Employee Director, the beneficiary shall be the Non-Employee Director's estate. If the Non-Employee Director designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Non-Employee Director has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Non-Employee Director.

          15.8 GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

          15.9 EFFECTIVE DATE. The Plan shall be effective upon its approval by the Board on and adoption by the Company on March 10, 2003 subject to the approval of the Plan by the Company's shareholders.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                           FIRST ALBANY COMPANIES INC.

                                 APRIL 29, 2003

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.




                Please detach and mail in the envelope provided.



     PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
               MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]


1.  The Election of Directors:

                                         NOMINEES

[ ]   FOR ALL NOMINEES                   O Hugh A. Johnson, Jr.                  (To expire in 2006)
                                         O Nicholas A. Gravante, Jr.             (To expire in 2006)
[ ]   WITHHOLD AUTHORITY                 O Dale Kutnick                          (To expire in 2006)
      FOR ALL NOMINEES                   O Shannon P. O'Brien                    (To expire in 2005)

[ ]   FOR ALL EXCEPT
      (See instructions below)




2.    The approval of the adoption of the Second Amendment to the First         FOR      AGAINST         ABSTAIN
      Albany Companies Inc. 1999 Long-Term Incentive Plan.                      [ ]        [ ]             [ ]

3.    The approval of the adoption of the Senior Management Bonus Plan.         [ ]        [ ]             [ ]


4.    The approval of the adoption of the 2003 Directors' Stock Plan.           [ ]        [ ]             [ ]


5. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
      "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]






Signature of Shareholder ___________________   Date: _____________    Signature of Shareholder __________________   Date: _________



NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                           FIRST ALBANY COMPANIES INC.
                              30 SOUTH PEARL STREET
                             ALBANY, NEW YORK 12207

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


George C. McNamee and Alan P. Goldberg, and each of them, as proxies, with full power of substitution, are hereby authorized to represent and to vote, as designated on the reverse side, all common stock of First Albany Companies Inc. held of record by the undersigned on March 17, 2003 at the Annual Meeting of Shareholders to be held at 10:00 A.M. (EDT) on Tuesday, April 29, 2003 at the offices of the Company at 30 South Pearl Street, Albany, New York, or at any adjournment thereof. IN THEIR DISCRETION, THE ABOVE-NAMED PROXIES ARE AUTHORIZED TO VOTE ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE PROPOSALS.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

COMMENTS:

                        ANNUAL MEETING OF SHAREHOLDERS OF

                           FIRST ALBANY COMPANIES INC.

                                 APRIL 29, 2003


                            PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                                     - OR -

TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.

                                     - OR -

INTERNET - Access "WWW.VOTEPROXY.COM" and follow the on-screen instructions. Have your control number available when you access the web page.

COMPANY NUMBER                _________________________

CONTROL NUMBER                _________________________

ACCOUNT NUMBER                _________________________


                             ELECTRONIC DISTRIBUTION

IF YOU WOULD LIKE TO RECEIVE FUTURE FIRST ALBANY COMPANIES INC. PROXY STATEMENTS AND ANNUAL REPORTS ELECTRONICALLY, PLEASE VISIT HTTP://WWW.AMSTOCK.COM. CLICK ON SHAREHOLDER ACCOUNT ACCESS TO ENROLL. PLEASE ENTER YOUR TAX IDENTIFICATION NUMBER AND ACCOUNT NUMBER TO LOG IN, THEN SELECT RECEIVE COMPANY MAILINGS VIA EMAIL.


Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet.



PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                   VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1.  The Election of Directors:

                                         NOMINEES

[ ]   FOR ALL NOMINEES                   O Hugh A. Johnson, Jr.                  (To expire in 2006)
                                         O Nicholas A. Gravante, Jr.             (To expire in 2006)
[ ]   WITHHOLD AUTHORITY                 O Dale Kutnick                          (To expire in 2006)
      FOR ALL NOMINEES                   O Shannon P. O'Brien                    (To expire in 2005)

[ ]   FOR ALL EXCEPT
      (See instructions below)




2.    The approval of the adoption of the Second Amendment to the First         FOR      AGAINST         ABSTAIN
      Albany Companies Inc. 1999 Long-Term Incentive Plan.                      [ ]        [ ]             [ ]

3.    The approval of the adoption of the Senior Management Bonus Plan.         [ ]        [ ]             [ ]

4.    The approval of the adoption of the 2003 Directors' Stock Plan.           [ ]        [ ]             [ ]


5. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meting.








INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
      "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:











To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]



Signature of Shareholder ___________________   Date: _____________    Signature of Shareholder __________________   Date: _________

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.